                                                                   EXHIBIT 10.15

                                     [LOGO]
                              THE BANK OF NEW YORK



                          CREDIT AND GUARANTY AGREEMENT


                          dated as of October 17, 2002


                                      among


                                WELLCHOICE, INC.,
                            as Borrower and Guarantor

                       EMPIRE HEALTHCHOICE ASSURANCE, INC.
                                       and
                         EMPIRE HEALTHCHOICE HMO, INC.,
                                  as Applicants

                            The Lenders Party Hereto,

                              THE BANK OF NEW YORK,
                                as Issuing Bank,

                                  HSBC BANK USA
                                       and
                      WACHOVIA BANK, NATIONAL ASSOCIATION,
                            as Co-Syndication Agents,

                                       and

                              THE BANK OF NEW YORK,
                             as Administrative Agent

                          ---------------------------

                           BNY CAPITAL MARKETS, INC.,
                        as Lead Arranger and Book Runner



                                 Bryan Cave LLP
                                 245 Park Avenue
                            New York, New York 10167

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                                TABLE OF CONTENTS

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ARTICLE 1. DEFINITIONS.............................................................................     1

  Section 1.1   Defined Terms......................................................................     1
  Section 1.2   Classification of Loans and Borrowings.............................................    15
  Section 1.3   Terms Generally....................................................................    15
  Section 1.4   Accounting Terms; GAAP or SAP......................................................    15

ARTICLE 2. THE CREDITS.............................................................................    15

  Section 2.1   Commitments........................................................................    15
  Section 2.2   Loans and Borrowings...............................................................    16
  Section 2.3   Requests for Borrowings............................................................    16
  Section 2.4   Funding of Borrowings..............................................................    17
  Section 2.5   Termination and Reduction of Commitments...........................................    17
  Section 2.6   Repayment of Loans; Evidence of Debt...............................................    18
  Section 2.7   Prepayment of Loans................................................................    19
  Section 2.8   Letter of Credit...................................................................    19
  Section 2.9   Payments Generally; Pro Rata Treatment; Sharing of Setoffs.........................    22

ARTICLE 3. INTEREST, FEES, YIELD PROTECTION, ETC...................................................    24

  Section 3.1   Interest...........................................................................    24
  Section 3.2   Interest Elections Relating to Borrowings..........................................    24
  Section 3.3   Fees...............................................................................    26
  Section 3.4   Alternate Rate of Interest.........................................................    27
  Section 3.5   Increased Costs; Illegality........................................................    27
  Section 3.6   Break Funding Payments.............................................................    28
  Section 3.7   Taxes..............................................................................    29
  Section 3.8   Mitigation Obligations.............................................................    30

ARTICLE 4. REPRESENTATIONS AND WARRANTIES..........................................................    30

  Section 4.1   Organization; Powers...............................................................    30
  Section 4.2   Authorization; Enforceability......................................................    30
  Section 4.3   Governmental Approvals; No Conflicts...............................................    31
  Section 4.4   Financial Condition; No Material Adverse Change....................................    31
  Section 4.5   Properties.........................................................................    31
  Section 4.6   Litigation and Environmental Matters...............................................    31
  Section 4.7   Compliance With Laws and Agreements; No Default....................................    32
  Section 4.8   Investment and Holding Company Status..............................................    32
  Section 4.9   Taxes..............................................................................    32
  Section 4.10  ERISA..............................................................................    32
  Section 4.11  Disclosure.........................................................................    32
  Section 4.12  Subsidiaries.......................................................................    33
  Section 4.13  Federal Reserve Regulations........................................................    33
  Section 4.14  Solvency...........................................................................    33
  Section 4.15  Business of Borrower Prior to the Effective Date...................................    33

ARTICLE 5. CONDITIONS..............................................................................    34

  Section 5.1   Closing Date.......................................................................    34
  Section 5.2   Effective Date.....................................................................    35
  Section 5.3   Each Borrowing.....................................................................    36

ARTICLE 6. AFFIRMATIVE COVENANTS...................................................................    36

  Section 6.1   Financial Statements and Other Information.........................................    37
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  Section 6.2   Notices of Material Events.........................................................    38
  Section 6.3   Existence; Conduct of Business.....................................................    39
  Section 6.4   Payment and Performance of Obligations.............................................    39
  Section 6.5   Maintenance of Properties..........................................................    39
  Section 6.6   Books and Records; Inspection Rights...............................................    39
  Section 6.7   Compliance With Laws...............................................................    39
  Section 6.8   Use of Proceeds....................................................................    40
  Section 6.9   Insurance..........................................................................    40
  Section 6.10  Further Assurances.................................................................    40
  Section 6.11  Environmental Compliance...........................................................    40
  Section 6.12  Financial Covenants................................................................    40
  Section 6.13  Ownership..........................................................................    41

ARTICLE 7. NEGATIVE COVENANTS......................................................................    41

  Section 7.1   Indebtedness; Equity Securities....................................................    41
  Section 7.2   Liens..............................................................................    42
  Section 7.3   Fundamental Changes................................................................    42
  Section 7.4   Asset Sales; Equity Issuances......................................................    43
  Section 7.5   Transactions With Affiliates.......................................................    43
  Section 7.6   Restrictive Agreements.............................................................    43
  Section 7.7   Amendment of Material Agreements...................................................    44

ARTICLE 8. EVENTS OF DEFAULT.......................................................................    44


ARTICLE 9. THE ADMINISTRATIVE AGENT................................................................    46


ARTICLE 10. MISCELLANEOUS..........................................................................    48

  Section 10.1  Notices............................................................................    48
  Section 10.2  Waivers; Amendments................................................................    49
  Section 10.3  Expenses; Indemnity; Damage Waiver.................................................    50
  Section 10.4  Successors and Assigns.............................................................    51
  Section 10.5  Survival...........................................................................    53
  Section 10.6  Counterparts; Integration..........................................................    54
  Section 10.7  Severability.......................................................................    54
  Section 10.8  Right of Setoff....................................................................    54
  Section 10.9  Governing Law; Jurisdiction; Consent to Service of Process.........................    54
  Section 10.10 Waiver of Jury Trial...............................................................    55
  Section 10.11 Headings...........................................................................    55
  Section 10.12 Interest Rate Limitation...........................................................    55
  Section 10.13 Joint and Several Obligations......................................................    56
  Section 10.14 Appointment of Attorney............................................................    57

ARTICLE 11. GUARANTY...............................................................................    57

  Section 11.1  Guaranty...........................................................................    57
  Section 11.2  Guarantee of Payment...............................................................    57
  Section 11.3  Waiver of Subrogation..............................................................    57
  Section 11.4  Obligations Not Waived.............................................................    58
  Section 11.5  No Discharge or Diminishment of Guaranty...........................................    58
  Section 11.6  Defenses of Applicants Waived......................................................    58
  Section 11.7  Agreement to Pay; Subordination....................................................    59
  Section 11.8  Information........................................................................    59
  Section 11.9  Termination of Guaranty............................................................    59

ARTICLE 12. Termination of Agreement...............................................................    59

  Section 12.1  Termination of Agreement...........................................................    59
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                                      (ii)

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                                TABLE OF CONTENTS

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ARTICLE 13. PRIOR TO THE EFFECTIVE DATE............................................................    60

  Section 13.1  Prior to the Effective Date........................................................    60
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                                     (iii)

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                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----
 SCHEDULES:

 Schedule 2.1    List of Commitments
 Schedule 4.6    List of Litigation
 Schedule 4.12   List of Subsidiaries
 Schedule 7.1    List of Existing Indebtedness
 Schedule 7.2    List of Existing Liens
 Schedule 7.6    List of Existing Restrictions

 EXHIBITS:

 Exhibit A       Form of Assignment and Acceptance
 Exhibit B-1     Form of Opinion of Special Counsel to the Loan Parties
 Exhibit B-2     Form of Opinion of Special Counsel to the Loan Parties
 Exhibit C       Form of Borrowing Request
 Exhibit D       Form of Note
 Exhibit E       Form of Compliance Certificate

                                      (iv)

     CREDIT AND GUARANTY AGREEMENT, dated as of October 17, 2002, among WELLCHOICE, INC., as Borrower and guarantor, EMPIRE HEALTHCHOICE ASSURANCE, INC. and EMPIRE HEALTHCHOICE HMO, INC., as Applicants, the LENDERS party hereto, THE BANK OF NEW YORK, as Issuing Bank, HSBC BANK USA and WACHOVIA BANK, NATIONAL ASSOCIATION, as Co-Syndication Agents, and THE BANK OF NEW YORK, as Administrative Agent.

     The parties hereto agree as follows:

                                   ARTICLE 1.

                                   DEFINITIONS

     Section 1.1 Defined Terms

          As used in this Agreement, the following terms have the meanings specified below:

          "ABR", when used in reference to any Loan or Borrowing, refers to whether such Loan or Borrowing bears interest at a rate determined by reference to the Alternate Base Rate.

          "Adjusted LIBO Rate" means, with respect to any Eurodollar Borrowing for any Interest Period, an interest rate per annum (rounded upwards, if necessary, to the next 1/16 of 1%) equal to (i) the LIBO Rate for such Interest Period multiplied by (ii) the Statutory Reserve Rate.

          "Administrative Agent" means BNY, in its capacity as administrative agent for the Lenders hereunder.

          "Administrative Questionnaire" means an Administrative Questionnaire in a form supplied by the Administrative Agent.

          "Affiliate" means, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.

          "Affiliate Agreements" means (a) The Administrative Services Agreement, dated as of the Effective Date, between the Borrower and Assurance,
(b) The Management Contract, dated as of the Effective Date, between the Borrower and HMO, and (c) the Administrative Services Agreement, dated as of the Effective Date, between the Borrower and WellChoice Insurance of New Jersey, Inc.

          "Agreement" means this Credit and Guaranty Agreement, as the same may be amended, supplemented or otherwise modified from time to time.

          "Agreement Date" means the first date appearing in this Agreement.

          "Alternate Base Rate" means, for any day, a rate per annum equal to the greater of (i) the Prime Rate in effect on such day and (ii) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1%. Any change in the Alternate Base Rate due to a change in the Prime Rate or the Federal Funds Effective Rate shall be effective from and including the effective date of such change in the Prime Rate or the Federal Funds Effective Rate, respectively.

          "Applicable Margin" means (i) with respect to ABR Borrowings, the percentage set forth below under the heading "ABR Margin" adjacent to the appropriate Applicable Financial Strength Rating, and (ii) with respect to Eurodollar Borrowings and fees payable under Section 3.3(c), the percentage set forth below under the heading "Eurodollar and LC Fee Margin" adjacent to the appropriate Applicable Financial Strength Rating:

          =============================================================

                                                         Eurodollar
                   Applicable                            and LC Fee
           Financial Strength Rating    ABR Margin         Margin

          -------------------------------------------------------------
                  **** BBB+               0.000%           1.125%
          -------------------------------------------------------------
                      BBB                 0.000%           1.250%
          -------------------------------------------------------------
               * BBB or no rating         1.000%           2.250%
          =============================================================

*    Less than
**** Greater than or equal to

Changes in the Applicable Margin resulting from a change in the Applicable Financial Strength Rating shall become effective immediately upon the effective date of such change.

          "Applicable Financial Strength Rating" means the lower of the Financial Strength Rating of Assurance and, if rated, HMO.

          "Applicable Percentage" means, with respect to any Lender, the percentage of the total Commitments represented by such Lender's Commitment. If the Commitments have terminated or expired, the Applicable Percentages shall be determined based upon the Commitments most recently in effect, giving effect to any assignments.

          "Applicants" means Assurance and HMO; each an "Applicant".

          "Assignment and Acceptance" means an assignment and acceptance entered into by a Lender and an assignee (with the consent of any party whose consent is required by Section 10.4), and accepted by the Administrative Agent, substantially in the form of Exhibit A or any other form approved by the Administrative Agent.

          "Assurance" means, after giving effect to the Conversion Transactions, Empire HealthChoice Assurance, Inc., a New York corporation.

          "Availability Period" means the period from and including the Effective Date to but excluding the earlier of the Maturity Date and the date of termination of the Commitments.

          "BNY" means The Bank of New York and its successors.

          "Board" means the Board of Governors of the Federal Reserve System of the United States of America.

          "Borrower" means WellChoice, Inc., a Delaware corporation.

          "Borrowing" means Loans of the same Type made, converted or continued on the same date and, in the case of Eurodollar Loans, as to which a single Interest Period is in effect.

          "Borrowing Request" means a Borrowing Request, substantially in the form of Exhibit C, or in such other form as shall be acceptable to the Administrative Agent.

          "Business Day" means any day that is not a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to remain closed, provided that, when used in connection with a Eurodollar Loan, the term "Business Day" shall also exclude any day on which banks are not open for dealings in dollar deposits in the London interbank market.

          "Capitalization Percentage Ratio" means, at any time, the ratio (expressed as a percentage) of (i) Consolidated Indebtedness at such time to
(ii) the sum of Consolidated Indebtedness and Consolidated Net Worth, in each case at such time.

          "Capital Lease Obligations" means, with respect to any Person, the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP, and the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP.

          "Change in Control" means, at any time after the consummation of the Conversion Transactions, (i) the ownership, directly or indirectly, beneficially or of record, by any Person or group (within the meaning of the Securities Exchange Act of 1934), other than the Fund or the Foundation, of securities representing 10% or more of the aggregate ordinary voting power or 20% or more of the economic interests represented by the issued and outstanding Equity Interests of the Borrower on a fully diluted basis, (ii) the occupation of a majority of the seats (other than vacant seats) on the board of directors of the Borrower by Persons who were neither (a) nominated by the board of directors of the Borrower nor (b) appointed by directors so nominated, or (iii) the failure of the Borrower to own directly, beneficially and of record, 100% of the issued and outstanding equity interests of Holdings on a fully diluted basis.

          "Change in Law" means (i) the adoption of any law, rule or regulation after the Agreement Date, (ii) any change in any law, rule or regulation or in the interpretation or application thereof by any Governmental Authority after the Agreement Date or (iii) compliance by any Credit Party (or, for purposes of Section 3.5(b), by any lending office of such Credit Party or by such Credit Party's holding company, if any) with any request, guideline or directive (whether or not having the force of law) of any Governmental Authority made or issued after the Agreement Date.

          "Closing Date" means the date on which the conditions specified in
Section 5.1 are satisfied (or waived in accordance with Section 10.2).

          "Co-Syndication Agents" means HSBC Bank USA and Wachovia Bank, National Association, in their capacity as syndication agents for the Lenders hereunder.

          "Code" means the Internal Revenue Code of 1986.

          "Commitment" means, with respect to each Lender, the commitment of such Lender to make Loans and to participate in the Letter of Credit in an aggregate outstanding amount not exceeding the amount of such Lender's Commitment as set forth on Schedule 2.1, or in the Assignment and Acceptance pursuant to which such Lender shall have assumed its Commitment, as applicable, as such Commitment may be adjusted from time to time pursuant to Section 2.5 or pursuant to assignments by or to such Lender pursuant to Section 10.4. The initial aggregate amount of the Commitments on the Agreement Date is set forth on Schedule 2.1.

          "Company Action Level" has the meaning set forth in the risk based capital guidelines prescribed by the NAIC.

          "Compliance Certificate" means a certificate, substantially in the form of Exhibit E.

          "Consolidated Charges" means, for any period, the aggregate (without duplication) of the following, all as determined on a consolidated basis for the Borrower and its subsidiaries in accordance with GAAP: (i) Consolidated Interest Expense for such period, (ii) the aggregate of all payments of principal on Consolidated Indebtedness required to have been made during such period (whether or not such payments are actually made), (iii) the aggregate of all rental obligations (not constituting Capital Lease Obligations) required to have been paid during such period (whether or not said rental obligations are actually paid), and (iv) the aggregate of all capital expenditures, excluding capital expenditures related to the outsourcing of the Borrower's data center and related system support services and maintenance, made during such period.

          "Consolidated EBITDAR" means, for any period, the aggregate of (i) Consolidated Net Income for such period plus (ii) the sum of Consolidated Interest Expense, federal, state, local and other income taxes, depreciation, amortization of intangible assets, rental expense, extraordinary or non-recurring losses (solely to the extent related to the displacement of the Borrower's operations from its previous headquarters at the World Trade Center), and non-recurring restructuring costs related solely to the consummation of the Conversion Transactions, in each case to the extent deducted in the calculation of Consolidated Net Income.

          "Consolidated Indebtedness" means, at any time, all Indebtedness of the Borrower and its subsidiaries at such time, as determined on a consolidated basis in accordance with GAAP.

          "Consolidated Interest Expense" means, for any period, the interest expense, both expensed and capitalized (including the interest component in respect of Capital Lease Obligations), accrued or paid by the Borrower and its subsidiaries during such period, as determined on a consolidated basis in accordance with GAAP.

          "Consolidated Net Income" means, for any period, net income of the Borrower and its subsidiaries for such period, as determined on a consolidated basis in accordance with GAAP (excluding extraordinary and non-recurring gains and losses and gains and losses on the sale, transfer or other disposition of assets, other than inventory and other assets sold, transferred, or otherwise disposed of in the ordinary course of business).

          "Consolidated Net Worth" means, at any time, the net worth of the Borrower and its subsidiaries at such time, as determined on a consolidated basis in accordance with GAAP (without regard to the requirements of Financial Accounting Standards No. 115 issued by the Financial Accounting Standards Board of the American Institute of Certified Public Accountants), excluding Disqualified Equity Interests of the Borrower and its subsidiaries.

          "Control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. The terms "Controlling" and "Controlled" have meanings correlative thereto.

           "Conversion" means the conversion of Old Empire to a for-profit accident and health insurance company licensed under Article 42 of the New York Insurance Law.

           "Conversion Transaction Documents" means the Empire HealthChoice, Inc., d/b/a Empire Blue Cross and Blue Shield Amended Plan of Conversion, dated September 26, 2002, and all documents and exhibits referenced therein.

           "Conversion Transactions" means the following series of transactions:

                (a) the Conversion;

                (b) the issuance by Empire HealthChoice, Inc. (immediately following the Conversion) of 95% and 5% of its authorized capital stock to the Fund and the Foundation, respectively;

                (c) the transfer by the Fund and the Foundation of their shares in Empire HealthChoice, Inc. to Holdings, a wholly-owned subsidiary of the Borrower, in exchange for a corresponding amount of the Borrower's common stock, such that, immediately after such transaction, the Fund and the Foundation shall own 100% of the Borrower's common stock;

                (d) the merger of Empire HealthChoice Assurance, Inc. (an indirect, wholly owned subsidiary of Empire HealthChoice, Inc.) into Empire HealthChoice, Inc., and the liquidation of WellChoice, Inc. (a subsidiary of Empire HealthChoice, Inc. separate and distinct from the Borrower) into Empire HealthChoice, Inc., with such merged corporation surviving under the name "Empire HealthChoice Assurance, Inc.";

                (e) the transfer of those assets and liabilities (which will be of equal value) necessary for the Borrower to operate its business, including real estate leases, furniture and equipment and vendor agreements, along with their respective liabilities, and cash and other instruments, all as described in the Conversion Transaction Documents, from the merged corporation (as referenced above in subsection (d)) to the Borrower;

                (f) the declaration and payment of a dividend in an amount not exceeding $225,000,000 from the merged corporation (as referenced above in subsection (d)) to Holdings and then from Holdings to the Borrower; and

                (g) the sale of a portion of the Borrower's stock to the public in a registered public offering.

           "Credit Parties" means the Administrative Agent, the Issuing Bank, the Co-Syndication Agents and the Lenders.

           "Default" means any event or condition which constitutes an Event of Default or that upon notice, lapse of time or both would, unless cured or waived, become an Event of Default.

           "Disqualified Equity Interest" means, with respect to any Person, any Equity Interest of such Person, that, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable), or upon the happening of any event or otherwise, (i) matures or is mandatorily redeemable or subject to any mandatory repurchase requirement, pursuant to a sinking fund obligation or otherwise, (ii) is redeemable or subject to any mandatory repurchase requirement at the sole option of the holder thereof, or (iii) is convertible into or exchangeable for (whether at the option of the issuer or the holder thereof) (a) debt securities or (b) any Equity Interest referred to in (i) or (ii) above, in each case under (i), (ii), or (iii) above at any time on or prior to the Expiration Date.

           "dollars" or "$" refers to lawful money of the United States of America.

           "Effective Date" means the date on which the conditions specified in
Section 5.2 are satisfied (or waived in accordance with Section 10.2).

           "Environmental Laws" means all laws, rules, regulations, codes, ordinances, orders, decrees, judgments, injunctions, notices or binding agreements issued, promulgated or entered into by any Governmental Authority, relating in any way to the environment, preservation or reclamation of natural resources, the management, release or threatened release of any Hazardous Material or to health and safety matters.

           "Environmental Liability" means, as to any Person, any liability, contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities), of such Person directly or indirectly resulting from or based upon (i) violation of any Environmental Law, (ii) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (iii) exposure to any Hazardous Materials, (iv) the release or threatened release of any Hazardous Materials into the environment or (v) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.

           "Equity Interest" means (i) shares of corporate stock, partnership interests, membership interests, and any other interest that confers on a Person the right to receive a share of the profits and losses of, or distribution of assets of, the issuing Person, and (ii) all warrants, options or other rights to acquire any Equity Interest set forth in clause (i) of this defined term (but excluding any debt security that is convertible into, or exchangeable for, any such Equity Interest).

           "ERISA" means the Employee Retirement Income Security Act of 1974.

           "ERISA Affiliate" means any trade or business (whether or not incorporated) that, together with any Loan Party or any of its subsidiaries, is treated as a single employer under Section 414(b) or (c) of the Code or, solely for purposes of Section 302 of ERISA and Section 412 of the Code, is treated as a single employer under Section 414 of the Code.

           "ERISA Event" means (i) any "reportable event", as defined in Section 4043 of ERISA or the regulations issued thereunder with respect to a Plan (other than an event for which the 30 day notice period is waived); (ii) the existence with respect to any Plan of an "accumulated funding deficiency" (as defined in Section 412 of the Code or Section 302 of ERISA), whether or not waived; (iii) the filing pursuant to Section 412(d) of the Code or Section 303(a) of ERISA of an application for a waiver of the minimum funding standard with respect to any Plan; (iv) the incurrence by any Loan Party, any of its subsidiaries, or any ERISA Affiliate of any liability under Title IV of ERISA with respect to the termination of any Plan; (v) the receipt by any Loan Party, any of its subsidiaries, or any ERISA Affiliate from the PBGC or a plan administrator of any notice relating to an intention to terminate any Plan or Plans or to appoint a trustee to administer any Plan; (vi) the incurrence by any Loan Party, any of its subsidiaries, or any ERISA Affiliate of any liability with respect to the withdrawal or partial withdrawal from any Plan or Multiemployer Plan; or (vii) the receipt by any Loan Party, any of its subsidiaries, or any ERISA Affiliate of any notice, or the receipt by any

Multiemployer Plan from any Loan Party, any of its subsidiaries, or any ERISA Affiliate of any notice, concerning the imposition of Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be, insolvent or in reorganization, within the meaning of Title IV of ERISA.

          "Eurodollar", when used in reference to any Loan or Borrowing, refers to whether such Loan or Borrowing bears interest at a rate determined by reference to the Adjusted LIBO Rate.

          "Event of Default" has the meaning assigned to such term in Article 8.

          "Excluded Taxes" means, with respect to any Credit Party or any other recipient of any payment to be made by or on account of any obligation of any Loan Party under any Loan Document, (i) income or franchise taxes imposed on (or measured by) its net income by the United States of America, or by the jurisdiction under the laws of which such recipient is organized or in which its principal office is located or, in the case of any Credit Party, in which its applicable lending office is located, (ii) any branch profits taxes imposed by the United States of America or any similar tax imposed by any other jurisdiction in which such Loan Party is located and (iii) in the case of a Foreign Lender, any withholding tax that is imposed on amounts payable to such Foreign Lender at the time such Foreign Lender becomes a party to this Agreement (or designates a new lending office) or is attributable to such Foreign Lender's failure to comply with Section 3.7(e), except to the extent that such Foreign Lender (or its assignor, if any) was entitled, at the time of designation of a new lending office (or assignment), to receive additional amounts from such Loan Party with respect to such withholding tax pursuant to Section 3.7(a).

          "Existing Letter of Credit and Guaranty Agreement" means the Letter of Credit and Guaranty Agreement, dated as of January 28, 2002, among Empire HealthChoice, Inc., Empire HealthChoice HMO, Inc. and Empire HealthChoice Assurance, Inc., as applicants, WellChoice, Inc., as guarantor, the lenders party thereto, The Bank of New York, as issuing bank, and The Bank of New York, as administrative agent (as amended, supplemented or otherwise modified from time to time).

          "Expiration Date" means January 28, 2003, as such date may be extended pursuant to Section 2.8(b).

          "Federal Funds Effective Rate" means, for any day, a rate per annum (expressed as a decimal, rounded upwards, if necessary, to the next higher 1/100 of 1%) equal to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day, provided that (i) if the day for which such rate is to be determined is not a Business Day, the Federal Funds Effective Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and
(ii) if such rate is not so published for any day, the Federal Funds Effective Rate for such day shall be the average of the quotations for such day on such transactions received by the Administrative Agent from three Federal Funds brokers of recognized standing selected by it.

          "Financial Officer" means, with respect to any Loan Party, the chief financial officer, principal accounting officer, treasurer or controller of such Loan Party.

          "Financial Strength Rating" means the publicly available Financial Strength Rating of Assurance or HMO, as applicable, as issued by S&P.

          "Fixed Charge Coverage Ratio" means, as of the last day of any fiscal quarter, the ratio of (i) Consolidated EBITDAR to (ii) Consolidated Charges, in each case for the period of four consecutive fiscal quarters then ending.

          "Foreign Lender" means any Lender that is organized under the laws of a jurisdiction other than that in which the applicable Loan Party is located. For purposes of this definition, the United States of America, each State thereof and the District of Columbia shall be deemed to constitute a single jurisdiction.

          "Foundation" means a New York not-for-profit corporation established under the New York Insurance Law for charitable purposes.

          "Fund" means the New York Public Asset Fund, a "public asset fund" established by the New York Insurance Law.

          "GAAP" means generally accepted accounting principles in effect from time to time in the United States of America.

          "Governmental Authority" means the government of the United States of America, any other nation or any political subdivision thereof, whether state or local, any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government, the Blue Cross and Blue Shield Association and the NAIC.

          "Guarantee" of or by any Person (the "guarantor") means any obligation, contingent or otherwise, of the guarantor guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation of any other Person (the "primary obligor") in any manner, whether directly or indirectly, and including any obligation of the guarantor, direct or indirect,
(i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation or to purchase (or to advance or supply funds for the purchase of) any security for the payment thereof, (ii) to purchase or lease property, securities or services for the purpose of assuring the owner of such Indebtedness or other obligation of the payment thereof, (iii) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor as to enable the primary obligor to pay such Indebtedness or other obligation or (iv) as an account party in respect of any letter of credit or letter of guaranty issued to support such Indebtedness or obligation, provided that the term "Guarantee" shall not include endorsements for collection or deposit in the ordinary course of business. The term "Guaranteed" has a meaning correlative thereto.

          "Guaranteed Obligations" has the meaning assigned to such term in
Section 11.1.

          "Guaranty" means the guaranty by the Borrower as set forth in Article 11.

          "Hazardous Materials" means all explosive or radioactive substances or wastes and all hazardous or toxic substances, wastes or other pollutants, including petroleum or petroleum distillates, asbestos or asbestos containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes and all other substances or wastes of any nature regulated pursuant to any Environmental Law.

          "Hedging Agreement" means any interest rate protection agreement, foreign currency exchange agreement, commodity price protection agreement or other interest or currency exchange rate or commodity price swap, cap, collar, hedging or other like arrangement.

          "HMO" means Empire HealthChoice HMO, Inc., a New York corporation.

          "Holdings" means WellChoice Holdings of New York, Inc. a New York corporation.


          "Indebtedness" means, with respect to any Person, without duplication,
(i) all obligations of such Person for borrowed money, (ii) all obligations of such Person evidenced by or otherwise in respect of bonds, debentures, notes or similar instruments, including seller paper, (iii) all obligations of such Person upon which interest charges are customarily paid, (iv) all obligations of such Person under conditional sale or other title retention agreements relating to property acquired by such Person, (v) all obligations of such Person in respect of the deferred purchase price of property or services (excluding current accounts payable incurred in the ordinary course of business), (vi) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such Person, whether or not the Indebtedness secured thereby has been assumed, (vii) all Guarantees by such Person of Indebtedness of others, (viii) all Capital Lease Obligations of such Person,
(ix) all obligations, contingent or otherwise, of such Person as an account party in respect of letters of credit and letters of guaranty, (x) the principal balance outstanding under any synthetic lease, tax retention operating lease, off-balance sheet loan or similar off-balance sheet financing product of such Person where such transaction is considered borrowed money indebtedness for tax purposes but is classified as an operating lease under GAAP, (xi) all obligations, contingent or otherwise, of such Person in respect of bankers' acceptances and (xii) to the extent not otherwise included, all net obligations of such Person under Hedging Agreements. The Indebtedness of any Person shall include the Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person's ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness provide that such Person is not liable therefor.

          "Indemnified Taxes" means Taxes other than Excluded Taxes.

          "Indemnitee" has the meaning assigned to such term in Section 10.3(b).

          "Interest Election Request" means a request by the Borrower to convert or continue a Borrowing in accordance with Section 3.2.

          "Interest Payment Date" means (i) with respect to any ABR Loan, the last day of each March, June, September and December, (ii) with respect to any Eurodollar Loan, the last day of the Interest Period applicable to the Borrowing of which such Eurodollar Loan is a part and, in the case of a Eurodollar Loan with an Interest Period of more than three months' duration, each day prior to the last day of such Interest Period that occurs at intervals of three months' duration after the first day of such Interest Period, and (iii) with respect to all Loans, the Maturity Date.

          "Interest Period" means, with respect to any Borrowing, the period commencing on the date of such Borrowing and ending on the numerically corresponding day in the calendar month that is one, two, three or six months thereafter, as the Borrower may elect, provided that (i) if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day, unless such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day, and (ii) any Interest Period that commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the last calendar month of such Interest Period) shall end on the last Business Day of the last calendar month of such Interest Period. For purposes hereof, the date of a Borrowing initially shall be the date on which such Borrowing is made and thereafter shall be the effective date of the most recent conversion or continuation of such Borrowing.

          "Issuing Bank" means BNY, in its capacity as issuer of the Letter of Credit.

          "LC Disbursement" means a payment made by the Issuing Bank pursuant to the Letter of Credit.

          "LC Exposure" means, at any time, (i) with respect to all of the Lenders, the sum, without duplication, of (a) the undrawn amount of the Letter of Credit at such time plus (b) the aggregate amount of all LC Disbursements that have not yet been reimbursed by or on behalf of the Applicants at such time and (ii) with respect to each Lender, its Applicable Percentage of the amount determined under clause (i).

          "Lenders" means the Persons listed on Schedule 2.1 and any other Person that shall have become a party hereto pursuant to an Assignment and Acceptance, other than any such Person that ceases to be a party hereto pursuant to an Assignment and Acceptance.

          "Letter of Credit" means letter of credit number S00044262 issued on January 28, 2002 by the Issuing Bank in favor of Forest City Myrtle Associates, LLC, as beneficiary (and any successive renewals thereof).

          "LIBO Rate" means, with respect to any Eurodollar Borrowing for any Interest Period, the rate of interest per annum as determined by the Administrative Agent, equal to the rate, as reported by BNY to the Administrative Agent, quoted by BNY to leading banks in the London interbank market as the rate at which BNY is offering dollar deposits in an amount approximately equal to its ratable share of such Eurodollar Borrowing for dollar deposits with a maturity comparable to such Interest Period at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period.

          "Lien" means, with respect to any asset, (i) any mortgage, deed of trust, lien, pledge, hypothecation, encumbrance, charge or security interest in, on or of such asset, (ii) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement relating to such asset and (iii) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities.

          "Loan Documents" means this Agreement, the Notes and the documentation in respect of the Letter of Credit.

          "Loan Parties" means the Borrower and the Applicants.

          "Loans" means the loans referred to in Section 2.1 and made by the Lenders to the Borrower pursuant to Section 2.4; each a "Loan".


          "Margin Stock" has the meaning assigned to such term in Regulation U.

          "Material Adverse Effect" means a material adverse effect on (i) the business, assets, operations, prospects or condition, financial or otherwise, of the Loan Parties and their subsidiaries, taken as a whole, (ii) the business, assets, operations, prospects or condition, financial or otherwise, of the Loan Parties, taken as a whole, (iii) the ability of any Loan Party to perform any of its obligations under any Loan Document or (iv) the rights of or benefits available to any Credit Party under any Loan Document.

          "Material Obligations" means Indebtedness (other than Indebtedness under the Loan Documents) or other obligations of any one or more of the Loan Parties or any of their subsidiaries in an aggregate principal amount exceeding $10,000,000. For purposes of determining Material Obligations, the "principal amount" of the obligations of any Loan Party or any of its subsidiaries in respect of any Hedging Agreement at any time shall be the maximum aggregate amount (giving effect to any netting agreements) that such Loan Party or such subsidiary, as applicable, would be required to pay if such Hedging Agreement were terminated at such time.

          "Maturity Date" means October 16, 2003.

          "MetroTech Lease" means the Agreement of Lease, dated as of January 17, 2002, by and between Forest City Myrtle Associates, LLC, as landlord, and Empire HealthChoice, Inc. d/b/a Empire Blue Cross/Blue Shield, as tenant.

          "Multiemployer Plan" means a multiemployer plan as defined in Section 4001(a)(3) of ERISA.

          "NAIC" means the National Association of Insurance Commissioners.

          "Net Proceeds" means, with respect to any Prepayment Event, (i) the cash proceeds received in respect of such Prepayment Event, including any cash received in respect of any non-cash proceeds, but only as and when received,
(ii) net of the sum of (a) all fees and out of pocket expenses paid by the Borrower and its subsidiaries to third parties in connection with such Prepayment Event, (b) the amount of all payments required to be made by the Borrower or any of its subsidiaries as a result of such Prepayment Event to repay Indebtedness (other than Indebtedness under the Loan Documents) secured by the assets that are the subject of such Prepayment Event and (c) the amount of all taxes paid (or reasonably estimated to be payable) by the Borrower or any of its subsidiaries and the amount of any cash reserves established by the Borrower or any of its subsidiaries to fund contingent liabilities reasonably estimated to be payable, as adjusted (no less than annually) from time to time, in each case that are directly attributable to such Prepayment Event (as determined reasonably and in good faith by the chief financial officer of the Borrower); provided that, if the Borrower shall deliver a certificate of a Financial Officer of the Borrower to the Administrative Agent at the time of such Prepayment Event setting forth the Borrower's or such subsidiary's intent to use the proceeds of the sale, transfer, lease or other disposition of the assets that are the subject of such Prepayment Event to replace such assets with other assets to be used in the same line of business within 180 days of receipt of such proceeds and no Default shall have occurred and shall be continuing at the time of such certificate or at any time on or before the proposed time of the application of such proceeds or the Required Lenders shall have consented thereto in writing, such proceeds shall not constitute Net Proceeds except to the extent not so used at the end of such 180 day period, at which time such proceeds shall be deemed Net Proceeds.

          "Note" means, with respect to each Lender, a promissory note evidencing such Lender's Loans payable to the order of such Lender (or, if required by such Lender, to such Lender and its registered assigns) substantially in the form of Exhibit D.

          "Obligations" means (i) the due and punctual payment of (a) all obligations in respect of the principal of and premium, if any, and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Loans, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, and (b) all other monetary obligations, including reimbursement obligations in respect of LC Disbursements, fees, commissions, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), in each case of the Loan Parties under the Loan Documents, and (ii) the due and punctual performance of all covenants, agreements, obligations and liabilities of the Loan Parties under or pursuant to the Loan Documents.

          "Old Empire" means, prior to the Conversion, Empire HealthChoice, Inc., a New York not-for-profit health services corporation licensed under
Article 43 of the New York Insurance Law.

          "Other Taxes" means any and all current or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies arising from any payment made hereunder or from the execution, delivery or enforcement of, or otherwise with respect to, the Loan Documents.

          "Participant" has the meaning assigned to such term in Section
10.4(e).

          "PBGC" means the Pension Benefit Guaranty Corporation referred to and defined in ERISA and any successor entity performing similar functions.

          "Permitted Encumbrances" means:

               (a) Liens imposed by law for taxes that are not yet due or are being contested in compliance with Section 6.4;

               (b) landlords', vendors', carriers', warehousemen's, mechanics', materialmen's, repairmen's and other like Liens imposed by law, arising in the ordinary course of business and securing obligations that are not overdue by more than 30 days or are being contested in compliance with Section 6.4;

               (c) pledges and deposits made in the ordinary course of business in compliance with workers' compensation, unemployment insurance and other social security laws or regulations;

               (d) deposits to secure the performance of bids, trade contracts (other than contracts for the payment of money), leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature, in each case in the ordinary course of business;

               (e) judgment liens in respect of judgments that do not constitute an Event of Default under paragraph (k) of Article 8;

               (f) easements, zoning restrictions, rights of way and similar encumbrances on real property imposed by law or arising in the ordinary course of business that do not secure any monetary obligations and do not materially detract from the value of the affected property or interfere with the ordinary conduct of business of any Loan Party or its subsidiaries;

               (g) Liens in favor of a banking institution arising as a matter of law encumbering deposits (including the right of set off) held by such banking institution in the ordinary course of its banking business and which are within the general parameters customary in the banking industry;

               (h) Liens on the assets of any Loan Party in favor of any other Loan Party; and

               (i) Liens on Margin Stock to the extent that a prohibition on such Liens would violate Regulation U.

          "Person" means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

          "Plan" means any employee pension benefit plan (other than a Multiemployer Plan) subject to the provisions of Title IV of ERISA or Section 412 of the Code or Section 302 of ERISA, and in respect of which any Loan Party, any of its subsidiaries, or any ERISA Affiliate is (or, if such plan were terminated, would under Section 4069 of ERISA be deemed to be) an "employer" as defined in Section 3(5) of ERISA.

          "Prepayment Event" means any sale, transfer, lease or other disposition (including pursuant to a sale and leaseback transaction) of any property or asset of the Borrower or any of its subsidiaries, other than dispositions described in paragraphs (a), (b), (c) and (d) of Section 7.4.

          "Prime Rate" means the rate of interest per annum publicly announced from time to time by BNY as its prime commercial lending rate at its principal office in New York City; each change in the Prime Rate being effective from and including the date such change is publicly announced as being effective. The Prime Rate is not intended to be lowest rate of interest charged by BNY in connection with extensions of credit to borrowers.

          "Register" has the meaning assigned to such term in Section 10.4(c).

          "Regulation D" means Regulation D of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof.

          "Regulation T" means Regulation T of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof.

          "Regulation U" means Regulation U of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof.

          "Regulation X" means Regulation X of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof.

          "Reimbursement Date" has the meaning assigned to such term in Section 2.8(d).

          "Reimbursement Payment" has the meaning assigned to such term in
Section 2.8(d).

          "Related Parties" means, with respect to any specified Person, such Person's Affiliates and the respective directors, officers, employees, agents and advisors of such Person and such Person's Affiliates.

          "Required Lenders" means Lenders having unused Commitments, LC Exposure and outstanding Loans representing at least 51% of the sum of the unused Commitments, LC Exposure and outstanding Loans of all Lenders.

          "Revolving Credit Exposure" means, with respect to any Lender at any time, the sum of the aggregate outstanding principal amount of such Lender's Loans and LC Exposure at such time.

          "SAP" means the rules and procedures prescribed or permitted by the relevant state of domicile for determining an insurer's financial condition or results of operation for statutory purposes.

          "S&P" means Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, or any successor thereto.

          "Statutory Reserve Rate" means a fraction (expressed as a decimal), the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum reserve percentages (including any marginal, special, emergency or supplemental reserves) expressed as a decimal established by the Board to which the Administrative Agent is subject for eurocurrency funding (currently referred to as "Eurocurrency liabilities" in Regulation D). Such reserve percentages shall include those imposed pursuant to Regulation D. Eurodollar Loans shall be deemed to constitute eurocurrency funding and to be subject to such reserve requirements without benefit of or credit for proration, exemptions or offsets that may be available from time to time to any Lender under Regulation D or any comparable regulation. The Statutory Reserve Rate shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.

          "subsidiary" means, with respect to any Person (the "parent") at any date, any corporation, limited liability company, partnership, association or other entity the accounts of which would be consolidated with those of the parent in the parent's consolidated financial statements if such financial statements were prepared in accordance with GAAP as of such date, as well as any other corporation, limited liability company, partnership, association or other entity of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power is or, in the case of a partnership, more than 50% of the general partnership interests are, as of such date, owned, controlled or held by the parent or one or more subsidiaries of the parent.

          "Taxes" means any and all current or future taxes, levies, imposts, duties, deductions, charges or withholdings imposed by any Governmental Authority.

          "Type", when used in reference to any Loan or Borrowing, refers to whether the rate of interest on such Loan, or on the Loans comprising such Borrowing, is determined by reference to the Adjusted LIBO Rate or the Alternate Base Rate.

          "Withdrawal Liability" means liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.

     Section 1.2 Classification of Loans and Borrowings

          For purposes of this Agreement, Loans may be classified and referred to by Type (e.g., a "Eurodollar Loan" or an "ABR Loan") and Borrowings may also be classified and referred to by Type (e.g., a "Eurodollar Borrowing" or an "ABR Borrowing").

     Section 1.3 Terms Generally

          The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation". The word "will" shall be construed to have the same meaning and effect as the word "shall". Unless the context requires otherwise, (i) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified, (ii) any definition of or reference to any law shall be construed as referring to such law as from time to time amended and any successor thereto and the rules and regulations promulgated from time to time thereunder, (iii) any reference herein to any Person shall be construed to include such Person's successors and assigns, (iv) the words "herein", "hereof" and "hereunder", and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (v) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement, and (vi) the words "asset" and "property" shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

     Section 1.4 Accounting Terms; GAAP or SAP

          Except as otherwise expressly provided herein, all terms of an accounting or financial nature shall be construed in accordance with, as applicable, GAAP or SAP as in effect from time to time, provided that, if the Loan Parties notify the Administrative Agent that the Loan Parties request an amendment to any provision hereof to eliminate the effect of any change occurring after the Agreement Date in, as applicable, GAAP or SAP or in the application thereof on the operation of such provision (or if the Administrative Agent notifies the Loan Parties that the Required Lenders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in, as applicable, GAAP or SAP or in the application thereof, then such provision shall be interpreted on the basis of, as applicable, GAAP or SAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith. Unless the context otherwise requires, any reference to a fiscal period shall refer to the relevant fiscal period of the applicable Loan Party.

                                   ARTICLE 2.

                                   THE CREDITS

     Section 2.1 Commitments

          Subject to the terms and conditions hereof, each Lender agrees to make Loans to the Borrower in dollars from time to time during the Availability Period in an aggregate principal amount that will not result in such Lender's Revolving Credit Exposure exceeding such Lender's Commitment. Within the foregoing limits and subject to the terms and conditions set forth herein, the Borrower may borrow, prepay and reborrow Loans.

     Section 2.2 Loans and Borrowings

          (a) Each Loan shall be made as part of a Borrowing consisting of Loans made by the Lenders ratably in accordance with their respective Commitments. The failure of any Lender to make any Loan required to be made by it shall not relieve any other Lender of its obligations hereunder, provided that the Commitments of the Lenders are several, and no Lender shall be responsible for any other Lender's failure to make Loans as required.

          (b) Subject to Section 3.4, each Borrowing shall be comprised entirely of ABR Loans or Eurodollar Loans, as applicable, in each case as the Borrower may request in accordance herewith. Each Lender at its option may make any Eurodollar Loan by causing any domestic or foreign branch or Affiliate of such Lender to make such Loan, provided that any exercise of such option shall not affect the obligation of the Borrower to repay such Loan in accordance with the terms of this Agreement.

          (c) At the commencement of each Interest Period for any Eurodollar Borrowing, such Borrowing shall be in an aggregate amount that is an integral multiple of $500,000 and not less than $5,000,000. At the time that each ABR Borrowing is made, such Borrowing shall be in an aggregate amount that is an integral multiple of $500,000 and not less than $1,000,000, provided that an ABR Borrowing may be in an aggregate amount that is equal to the entire unused balance of the total Commitments or in an aggregate amount that is required to finance the reimbursement of an LC Disbursement. Borrowings of more than one Type may be outstanding at the same time, provided that there shall not at any time be more than a total of 5 Eurodollar Borrowings outstanding.

          (d) Notwithstanding any other provision of this Agreement, the Borrower shall not be entitled to request, or to elect to convert or continue, any Borrowing if the Interest Period requested with respect thereto would end after the Maturity Date.

     Section 2.3 Requests for Borrowings

          (a) To request a Borrowing, the Borrower shall deliver to the Administrative Agent a signed Borrowing Request (or shall notify the Administrative Agent by telephone, to be promptly confirmed by the delivery to the Administrative Agent of a signed Borrowing Request) (i) in the case of a Eurodollar Borrowing, not later than 11:00 a.m., New York City time, three Business Days before the date of the proposed Borrowing or (ii) in the case of an ABR Borrowing, not later than 11:00 a.m., New York City time, one Business Day before the date of the proposed Borrowing. Each such Borrowing Request (including each such telephonic request) shall be irrevocable and shall specify the following information in compliance with Section 2.2:

                 (i)   the aggregate amount of the requested Borrowing;

                 (ii)  the date of such Borrowing, which shall be a Business
     Day;

                 (iii) whether such Borrowing is to be an ABR Borrowing or a Eurodollar Borrowing;

                   (iv) in the case of a Eurodollar Borrowing, the initial Interest Period to be applicable thereto, which shall be a period contemplated by the definition of the term "Interest Period"; and

                   (v) the location and number of the Borrower's account to which funds are to be disbursed, which shall comply with the requirements of Section 2.4.

             (b) If no election as to the Type of Borrowing is specified, then the requested Borrowing shall be an ABR Borrowing. If no Interest Period is specified with respect to any requested Eurodollar Borrowing, then the Borrower shall be deemed to have selected an Interest Period of one month's duration. Promptly following receipt of a Borrowing Request in accordance with this Section, the Administrative Agent shall advise each Lender of the details thereof and of the amount of such Lender's Loan to be made as part of the requested Borrowing.

     Section 2.4   Funding of Borrowings

             (a) Each Lender shall make each Loan to be made by it hereunder on the proposed date thereof by wire transfer of immediately available funds by 1:00 p.m., New York City time, to the account of the Administrative Agent most recently designated by it for such purpose by notice to the Lenders. Subject to
Section 5.2, the Administrative Agent will make such Loans available to the Borrower by promptly crediting or otherwise transferring the amounts so received, in like funds, to an account of the Borrower maintained with the Administrative Agent and designated by the Borrower in the applicable Borrowing Request, provided that ABR Loans made to finance the reimbursement of an LC Disbursement shall be remitted by the Administrative Agent to the Issuing Bank.

             (b) Unless the Administrative Agent shall have received notice from a Lender prior to the proposed date of any Borrowing that such Lender will not make available to the Administrative Agent such Lender's share of such Borrowing, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with Section 2.4(a) or Section 2.8(d) and may, in reliance upon such assumption, make available to the Borrower a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable Borrowing available to the Administrative Agent, then the Lender and the Borrower severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount with interest thereon, for each day from and including the date such amount is made available to the Borrower to but excluding the date of payment to the Administrative Agent, at (i) in the case of such Lender, the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation or (ii) in the case of the Borrower, the interest rate that would be otherwise applicable to such Borrowing. If such Lender pays such amount to the Administrative Agent, then such amount shall constitute such Lender's Loan included in such Borrowing.

     Section 2.5   Termination and Reduction of Commitments

             (a) Unless previously terminated, the Commitments shall terminate on the Maturity Date.

             (b) The Borrower may at any time terminate, or from time to time reduce, the Commitments, provided that (i) the Borrower shall not terminate or reduce the Commitments if, after giving effect to any concurrent prepayment of the Loans in accordance with Section 2.7, the sum of the Revolving Credit Exposures would exceed the total Commitments, and (ii) each such reduction of the Commitments shall be in an amount that is an integral multiple of $1,000,000 and not less than $5,000,000.

             (c) In addition to any termination or reduction of the Commitments under paragraphs (a) and (b) of this Section, the Commitments shall be reduced as required under Section 2.7(b).

             (d) The Borrower shall notify the Administrative Agent of any election to terminate or reduce the Commitments under paragraph (b) of this Section at least three Business Days prior to the effective date of such termination or reduction, specifying such election and the effective date thereof. Promptly following receipt of any notice, the Administrative Agent shall advise the Lenders of the contents thereof. Each notice delivered by the Borrower pursuant to this Section shall be irrevocable, provided that a notice of termination of the Commitments delivered by the Borrower may state that such notice is conditioned upon the effectiveness of other credit facilities, in which case such notice may be revoked by the Borrower (by notice to the Administrative Agent on or prior to the specified effective date) if such condition is not satisfied. Each reduction, and any termination, of the Commitments shall be permanent and each reduction of the Commitments shall be made ratably among the Lenders in accordance with their respective Commitments.

     Section 2.6   Repayment of Loans; Evidence of Debt

             (a) The Borrower hereby unconditionally promises to pay to the Administrative Agent for the account of each Lender the then unpaid principal amount of each Loan on the Maturity Date.

             (b) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the debt of the Borrower to such Lender resulting from each Loan made by such Lender, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder.

             (c) The Administrative Agent shall maintain accounts in which it shall record (i) the amount of each Loan made hereunder, the Type thereof and the Interest Period, if any, applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder and (iii) the amount of any sum received by the Administrative Agent hereunder for the account of the Lenders and each Lender's share thereof.

             (d) The entries made in the accounts maintained pursuant to paragraphs (b) or (c) of this Section shall, to the extent not inconsistent with any entries made in the Notes, be prima facie evidence of the existence and amounts of the obligations recorded therein, provided that the failure of any Lender or the Administrative Agent to maintain such accounts or any error therein shall not in any manner affect the obligation of the Borrower to repay the Loans in accordance with the terms of this Agreement.

             (e) Any Lender may request that the Loans made by it be evidenced by a Note. In such event, the Borrower shall prepare, execute and deliver to such Lender, a Note payable to the order of such Lender, substantially in the form of Exhibit D. In addition, if requested by a Lender, its Note may be made payable to such Lender and its registered assigns in which case all Loans evidenced by such Note and interest thereon shall at all times (including after assignment pursuant to Section

10.4) be represented by one or more Notes in like form payable to the order of the payee named therein and its registered assigns.

     Section 2.7   Prepayment of Loans

             (a) The Borrower shall have the right at any time and from time to time to prepay any Borrowing in whole or in part, subject to the requirements of this Section.

             (b) In the event and on each occasion that any Net Proceeds are received by or on behalf of any Loan Party or any of its subsidiaries in respect of any Prepayment Event, then, immediately after such Net Proceeds are received, the Commitments shall be automatically reduced, and the Borrower shall prepay Borrowings in an aggregate amount equal to such Net Proceeds.

             (c) In the event of any partial reduction or termination of the Commitments, then (i) at or prior to the date of such reduction or termination, the Administrative Agent shall notify the Borrower and the Lenders of the sum of the Revolving Credit Exposures after giving effect thereto and (ii) if such sum would exceed the total Commitments after giving effect to such reduction or termination, then the Borrower shall, on the date of such reduction or termination, prepay Borrowings in an amount sufficient to eliminate such excess.

             (d) The Borrower shall notify the Administrative Agent by telephone (confirmed by facsimile) of any prepayment hereunder (i) in the case of a prepayment of a Eurodollar Borrowing, not later than 11:00 a.m., New York City time, three Business Days before the date of prepayment or (ii) in the case of prepayment of an ABR Borrowing, not later than 11:00 a.m., New York City time, one Business Day before the date of prepayment. Each such notice shall be irrevocable and shall specify the prepayment date and the principal amount of each Borrowing or portion thereof to be prepaid, provided that, if a notice of prepayment is given in connection with a conditional notice of termination of the Commitments as contemplated by Section 2.5, then such notice of prepayment may be revoked if such notice of termination is revoked in accordance with
Section 2.5. Promptly following receipt of any such notice relating to a Borrowing, the Administrative Agent shall advise the Lenders of the contents thereof. Each partial prepayment of any Borrowing under Section 2.7(a) shall be in an integral multiple of $1,000,000 and not less than $5,000,000. Prepayments shall be accompanied by accrued interest to the extent required by Section 3.1.

     Section 2.8   Letter of Credit

             (a) General. On January 28, 2002, the Issuing Bank issued the Letter of Credit. In the event of any inconsistency between the terms and conditions of this Agreement and the terms and conditions of any other agreement submitted by the Loan Parties to, or entered into by the Loan Parties with, the Issuing Bank relating to the Letter of Credit, the terms and conditions of this Agreement shall control.

             (b) Expiration Date. The Letter of Credit shall expire at or prior to the close of business on the Expiration Date and provides that it shall be subject to automatic renewal for additional one-year periods unless, pursuant to the terms of the Letter of Credit, the Issuing Bank shall have notified the beneficiary thereof at least 30 days prior to the then Expiration Date that the Letter of Credit will not be renewed. If, as at (but immediately prior to) the time of automatic renewal, the Letter of Credit expiration date is prior to the Maturity Date, and provided that, as at such time, (i) the Issuing Bank, in its sole and absolute discretion, has agreed to extend the Letter of Credit, (ii) the Commitments have not been terminated or otherwise allowed to lapse, (iii) the aggregate

Commitments are not less than the sum of the Revolving Credit Exposures and (iv) the Issuing Bank has received a certificate of a Financial Officer of the Borrower certifying that no Default has occurred and is continuing and the Issuing Bank has not received written notice from the Administrative Agent, any Lender or any Loan Party that a Default has occurred and is continuing, the Letter of Credit will be extended for one year. If, as at (but immediately prior to) the time of automatic renewal, (1) the Letter of Credit expiration date is on or after the Maturity Date, (2) the Commitments have been terminated or otherwise allowed to lapse, (3) the Aggregate Commitments are less than the sum of the Revolving Credit Exposures or (4) the Issuing Bank has not received a certificate of a Financial Officer of the Borrower certifying that no Default has occurred and is continuing or the Issuing Bank has received written notice from the Administrative Agent, any Lender or any Loan Party that a Default has occurred and is continuing, the Letter of Credit will not be extended unless Lenders representing 100% of the LC Exposure shall have notified the Administrative Agent that such Lenders have consented to such extension at least 60 days prior to the expiration of the Letter of Credit (provided that, as at (but immediately prior to) the time of automatic renewal, the Borrower shall have satisfied all conditions set forth in such consent to such extension) and the Issuing Bank, in its sole and absolute discretion, shall have consented to such extension.

             (c) Participations. The Issuing Bank hereby grants to each Lender on the Effective Date, and each Lender hereby acquires from the Issuing Bank on the Effective Date, a participation in the Letter of Credit equal to such Lender's Applicable Percentage of the aggregate amount available to be drawn under the Letter of Credit. In consideration and in furtherance of the foregoing, each Lender hereby absolutely and unconditionally agrees to pay to the Administrative Agent, for the account of the Issuing Bank, such Lender's Applicable Percentage of each LC Disbursement made by the Issuing Bank and not reimbursed by the Applicants on the date due as provided in paragraph (d) of this Section, or of any reimbursement payment required to be refunded to the Applicants for any reason. Each Lender acknowledges and agrees that its obligation to acquire participations pursuant to this paragraph in respect of the Letter of Credit is absolute and unconditional and shall not be affected by any circumstance whatsoever, including any amendment, renewal or extension of the Letter of Credit or the occurrence and continuance of a Default or reduction or termination of the Commitments, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever; provided that no Lender shall be obligated to make any payment to the Administrative Agent for any wrongful LC Disbursement made by the Issuing Bank as a result of acts or omissions constituting willful misconduct or gross negligence on the part of the Issuing Bank.

             (d) Reimbursement. If the Issuing Bank shall make any LC Disbursement in respect of the Letter of Credit, then the Issuing Bank shall notify the Applicants to reimburse the Issuing Bank therefor, in which case the Applicants shall reimburse such LC Disbursement by paying to the Administrative Agent, for the account of the Issuing Bank, an amount equal to such LC Disbursement and any accrued interest thereon (the "Reimbursement Payment") (i) if the Applicants receive such notice prior to 2:00 p.m., New York City time, by 4:00 p.m., New York City time, on the Business Day that the Applicants receive such notice and (ii) if the Applicants receive such notice on or after 2:00 p.m., New York City time, by 12:00 noon, New York City time on the following Business Day (the "Reimbursement Date"), whereupon the Administrative Agent will make such amount available to the Issuing Bank by promptly crediting or otherwise transferring the amounts so received, in like funds, to the Issuing Bank for the purpose of repaying such Reimbursement Payment. If for any reason the Applicants shall have failed to make full payment of the Reimbursement Payment to the Administrative Agent on the Reimbursement Date, (i) the Administrative Agent shall notify each Lender (other than the Issuing Bank) of the details thereof and of the amount of such Lender's Applicable Percentage of the unpaid Reimbursement Payment and (ii) each such Lender shall, whether or not any Default shall have occurred and be continuing, any representation or warranty shall be accurate, or any other matter whatsoever, pay to the Administrative Agent for the account of the Issuing Bank the amount of such Lender's Applicable Percentage of the unpaid Reimbursement Payment by wire transfer of immediately available funds to the account of the Administrative Agent most recently designated by it for such purpose no later than (A) the Business Day that such Lender receives such notice, if such notice is received prior to 4:00 p.m., New York City time, on the day of receipt or (B) the Business Day immediately following the day that such Lender receives such notice, if such notice is not received prior to such time on the day of receipt. The obligation of each Lender to make such payments shall be absolute and unconditional. The Administrative Agent will make such payments available to the Issuing Bank by promptly crediting or otherwise transferring the amounts so received, in like funds, to the Issuing Bank for the purpose of repaying in full the Reimbursement Payment.

          (e) Obligations Absolute. The Applicants' obligation to reimburse LC Disbursements as provided in paragraph (d) of this Section shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement under any and all circumstances whatsoever and irrespective of (i) any lack of validity or enforceability of the Letter of Credit or this Agreement, or any term or provision therein or herein, (ii) any draft or other document presented under the Letter of Credit proving to be forged, fraudulent or invalid in any respect or any statement therein being untrue or inaccurate in any respect, (iii) payment by the Issuing Bank under the Letter of Credit against presentation of a draft or other document that does not comply with the terms of the Letter of Credit or (iv) any other event or circumstance whatsoever, whether or not similar to any of the foregoing, that might, but for the provisions of this Section, constitute a legal or equitable discharge of, or provide a right of setoff against, the Applicants' obligations hereunder. Neither any Credit Party nor any of their respective Related Parties shall have any liability or responsibility by reason of or in connection with the issuance or transfer of the Letter of Credit or any payment or failure to make any payment thereunder (irrespective of any of the circumstances referred to in the preceding sentence), or any error, omission, interruption, loss or delay in transmission or delivery of any draft, notice or other communication under or relating to the Letter of Credit (including any document required to make a drawing thereunder), any error in interpretation of technical terms or any consequence arising from causes beyond the control of the Issuing Bank; provided that the foregoing shall not be construed to excuse the Issuing Bank from liability to the Applicants to the extent of any direct damages (as opposed to consequential damages, claims in respect of which are hereby waived by the Applicants to the extent permitted by applicable law) suffered by the Applicants that are caused by the Issuing Bank's failure to exercise care when determining whether drafts and other documents presented under the Letter of Credit comply with the terms thereof. The parties hereto expressly agree that, in the absence of gross negligence or willful misconduct on the part of the Issuing Bank (as finally determined by a court of competent jurisdiction), the Issuing Bank shall be deemed to have exercised care in each such determination. In furtherance of the foregoing and without limiting the generality thereof, the parties agree that, with respect to documents presented which appear on their face to be in substantial compliance with the terms of the Letter of Credit, the Issuing Bank may, in its sole discretion, either accept and make payment upon such documents without responsibility for further investigation, regardless of any notice or information to the contrary, or refuse to accept and make payment upon such documents if such documents are not in strict compliance with the terms of the Letter of Credit.

          (f) Disbursement Procedures. The Issuing Bank shall, promptly following its receipt thereof, examine all documents purporting to represent a demand for payment under the Letter of Credit. The Issuing Bank shall promptly notify the Administrative Agent and the Applicants by telephone (confirmed by facsimile) of such demand for payment and whether the Issuing Bank has made or will make an LC Disbursement thereunder; provided that any failure to give or delay in giving such notice shall not relieve the Applicants of their obligation to reimburse the Issuing Bank and the Lenders with respect to any such LC Disbursement.

          (g) Interim Interest. If the Issuing Bank shall make any LC Disbursement, then, unless the Applicants shall reimburse such LC Disbursement in full on the date such LC Disbursement is made, the unpaid amount thereof shall bear interest, for each day from and including the date such LC Disbursement is made to but excluding the date that the Applicants reimburse such LC Disbursement, at a rate per annum then applicable to ABR Loans, provided that, if the Applicants fail to reimburse such LC Disbursement when due pursuant to paragraph (d) of this Section, then Section 3.1(b) shall apply. Interest accrued pursuant to this paragraph shall be for the account of the Issuing Bank, except that interest accrued on and after the date of payment by any Lender pursuant to paragraph (e) of this Section to reimburse the Issuing Bank shall be for the account of such Lender to the extent of such payment.

          (h) Cash Collateral. If any Event of Default shall occur and be continuing, on the Business Day that the Applicants receive notice from the Administrative Agent or the Required Lenders demanding the deposit of cash collateral pursuant to this paragraph, the Applicants shall deposit in an account with the Administrative Agent, in the name of the Administrative Agent and for the benefit of the Lenders, an amount in cash equal to the LC Exposure as of such date plus any accrued and unpaid interest thereon; provided that the obligation to deposit such cash collateral shall become effective immediately, and such deposit shall become immediately due and payable, without demand or other notice of any kind, upon the occurrence of any Event of Default described in paragraph (h) or (i) of Article 8. Such deposit shall be held by the Administrative Agent as collateral for the payment and performance of the obligations of the Applicants under this Agreement. The Administrative Agent shall have exclusive dominion and control, including the exclusive right of withdrawal, over such account. Such deposit shall not bear interest, nor shall the Administrative Agent be under any obligation whatsoever to invest the same, provided that, at the request of the Applicants, such deposit shall be invested by the Administrative Agent in direct short-term obligations of, or short-term obligations the principal of and interest on which are unconditionally guaranteed by, the United States of America, in each case maturing no later than the then Expiration Date of the Letter of Credit. Interest or profits, if any, on such investments shall accumulate in such account. Moneys in such account shall be applied by the Administrative Agent to reimburse the Issuing Bank for LC Disbursements for which it has not been reimbursed and, to the extent not so applied, shall be held for the satisfaction of the reimbursement obligations of the Applicants for the LC Exposure plus any accrued and unpaid interest thereon at such time together with all other obligations of the Applicants under this Agreement. If the Applicants are required to provide an amount of cash collateral hereunder as a result of the occurrence of an Event of Default, such amount (to the extent not applied as aforesaid) shall be returned to the Applicants within three Business Days upon request of the Applicants after all Events of Default have been cured or waived.

     Section 2.9 Payments Generally; Pro Rata Treatment; Sharing of Setoffs

          (a) Each Loan Party shall make each payment required to be made by it hereunder or under any other Loan Document (whether of principal of Loans, LC Disbursements, interest or fees, or of amounts payable under Sections 3.5, 3.6,
3.7 or 10.3, or otherwise) prior to 12:00 noon, New York City time (except as otherwise provided in Section 2.8(d)), on the date when due, in immediately available funds, without setoff or counterclaim. Any amounts received after such time on any date may, in the discretion of the Administrative Agent, be deemed to have been received on the next succeeding Business Day for purposes of calculating interest thereon. All such payments shall be made to the Administrative Agent at its office at One Wall Street, New York, New York, or such other office as to which the Administrative Agent may notify the other parties hereto, except payments to be made to the Issuing Bank as expressly provided herein and except that payments pursuant to Sections 3.5, 3.6, 3.7 and 10.3 shall be made directly to the Persons entitled thereto. The Administrative Agent shall distribute any such payments received by it for the account of any other Person to the appropriate recipient promptly following receipt thereof. If any payment hereunder shall be due on a day that is not a Business Day, the date for payment shall be extended to the next succeeding Business Day, and, in the case of any payment accruing interest, interest thereon shall be payable for the period of such extension. All payments hereunder shall be made in dollars.

          (b) If at any time insufficient funds are received by and available to the Administrative Agent to pay fully all amounts of principal of Loans, unreimbursed LC Disbursements, interest, fees and commissions then due hereunder, such funds shall be applied (i) first, towards payment of interest, fees and commissions then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of interest, fees and commissions then due to such parties and (ii) second, towards payment of principal of Loans and unreimbursed LC Disbursements then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of principal of Loans and unreimbursed LC Disbursements then due to such parties.

          (c) If any Lender shall, by exercising any right of setoff or counterclaim or otherwise, obtain payment in respect of any principal of, or interest on, any of its Loans or participations in LC Disbursements or interest thereon resulting in such Lender receiving payment of a greater proportion of the aggregate amount of its Loans and participations in LC Disbursements and accrued interest thereon than the proportion received by any other Lender, then the Lender receiving such greater proportion shall purchase (for cash at face value) participations in the Loans and participations in LC Disbursements of other Lenders to the extent necessary so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of, and accrued interest on, their respective Loans and participations in LC Disbursements, provided that (i) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest, and (ii) the provisions of this paragraph shall not be construed to apply to any payment made by the Loan Parties pursuant to and in accordance with the express terms of this Agreement or any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans or participations in LC Disbursements to any assignee or participant, other than to the Loan Parties or any Affiliate thereof (as to which the provisions of this paragraph shall apply). Each Loan Party consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against such Loan Party rights of setoff and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of such Loan Party in the amount of such participation.

          (d) Unless the Administrative Agent shall have received notice from a Loan Party prior to the date on which any payment is due to the Administrative Agent for the account of the applicable Credit Parties hereunder that such Loan Party will not make such payment, the Administrative Agent may assume that such Loan Party has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to such Credit Parties the amount due. In such event, if such Loan Party has not in fact made such payment, then each such Credit Party severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Credit Party with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation.

          (e) If any Credit Party shall fail to make any payment required to be made by it pursuant to Section 2.4(b) or 2.8(d), then the Administrative Agent may, in its discretion (notwithstanding any contrary provision hereof), apply any amounts thereafter received by the Administrative Agent for the account of such Credit Party to satisfy such Credit Party's obligations under such Sections until all such unsatisfied obligations are fully paid.

                                   ARTICLE 3.

                     INTEREST, FEES, YIELD PROTECTION, ETC.

     Section 3.1 Interest

          (a) The Loans comprising each ABR Borrowing shall bear interest at the Alternate Base Rate plus the Applicable Margin. The Loans comprising each Eurodollar Borrowing shall bear interest at the Adjusted LIBO Rate for the Interest Period in effect for such Borrowing plus the Applicable Margin.

          (b) Notwithstanding the foregoing, if any principal of or interest on any Loan, any reimbursement obligation in respect of any LC Disbursement or any fee or other amount payable by the Loan Parties hereunder is not paid when due, whether at stated maturity, upon acceleration or otherwise, such overdue amount shall bear interest, after as well as before judgment, at a rate per annum equal to (i) in the case of overdue principal of any Loan, 2% plus the rate otherwise applicable to such Loan as provided in paragraph (a) of this Section or (ii) in the case of any other amount, 2% plus the rate applicable to ABR Borrowings as provided in paragraph (a) of this Section.

          (c) Accrued interest on each Loan shall be payable in arrears on each Interest Payment Date for such Loan, provided that (i) interest accrued pursuant to paragraph (b) of this Section shall be payable on demand, (ii) in the event of any repayment or prepayment of any Loan, accrued interest on the principal amount repaid or prepaid shall be payable on the date of such repayment or prepayment, and (iii) in the event of any conversion of any Eurodollar Loan prior to the end of the current Interest Period therefor, accrued interest on such Loan shall be payable on the effective date of such conversion.

          (d) All interest hereunder shall be computed on the basis of a year of 360 days, except that interest computed by reference to the Alternate Base Rate at times when the Alternate Base Rate is based on the Prime Rate shall be computed on the basis of a year of 365 days (or 366 days in a leap year), and in each case shall be payable for the actual number of days elapsed (including the first day but excluding the last day). The applicable Alternate Base Rate, Adjusted LIBO Rate or LIBO Rate shall be determined by the Administrative Agent, and such determination shall be conclusive absent clearly demonstrable error.

     Section 3.2 Interest Elections Relating to Borrowings

          (a) Each Borrowing initially shall be of the Type specified in the applicable Borrowing Request and, in the case of a Eurodollar Borrowing, shall have an initial Interest Period as specified in such Borrowing Request. Thereafter, the Borrower may elect to convert such Borrowing to a different Type or to continue such Borrowing and, in the case of a Eurodollar Borrowing, may elect Interest Periods therefor, all as provided in this Section. The Borrower may elect different options with respect to different portions of the affected Borrowing, in which case each such portion shall be allocated ratably among the Lenders holding the Loans comprising such Borrowing, and the Loans comprising each such portion shall be considered a separate Borrowing.

          (b) To make an election pursuant to this Section, the Borrower shall deliver to the Administrative Agent a signed Interest Election Request in a form approved by the Administrative Agent (or notify the Administrative Agent by telephone, to be promptly confirmed by delivery to the Administrative Agent of a signed Interest Election Request) by the time that a Borrowing Request would be required under Section 2.3 if the Borrower were requesting a Borrowing of the Type resulting from such election to be made on the effective date of such election.

          (c) Each such telephonic and written Interest Election Request shall be irrevocable and shall specify the following information:

                 (i) the Borrowing to which such Interest Election Request applies and, if different options are being elected with respect to different portions thereof, the portions thereof to be allocated to each resulting Borrowing (in which case the information to be specified pursuant to clauses (iii) and (iv) of this paragraph shall be specified for each resulting Borrowing);

                 (ii) the effective date of the election made pursuant to such Interest Election Request, which shall be a Business Day;

                 (iii) whether the resulting Borrowing is to be an ABR Borrowing or a Eurodollar Borrowing; and

                 (iv) if the resulting Borrowing is a Eurodollar Borrowing, the Interest Period to be applicable thereto after giving effect to such election, which shall be a period contemplated by the definition of the term "Interest Period".

If any such Interest Election Request requests a Eurodollar Borrowing but does not specify an Interest Period, then the Borrower shall be deemed to have selected an Interest Period of one month's duration.

          (d) Promptly following receipt of an Interest Election Request, the Administrative Agent shall advise each Lender of the details thereof and of such Lender's portion of each resulting Borrowing.

          (e) If the Borrower fails to deliver a timely Interest Election Request prior to the end of the Interest Period applicable thereto, then, unless such Borrowing is repaid as provided herein, at the end of such Interest Period, such Borrowing shall be converted to an ABR Borrowing. Notwithstanding any contrary provision hereof, if an Event of Default has occurred and is continuing and the Administrative Agent, at the request of the Required Lenders, so notifies the Borrower, then, so long as an Event of Default is continuing, (i) no outstanding Borrowing may be converted to or continued as a Eurodollar Borrowing and (ii) unless repaid, each Eurodollar Borrowing shall be converted to an ABR Borrowing at the end of the Interest Period applicable thereto.

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

     Section 3.3 Fees

          (a) The Borrower agrees to pay to the Administrative Agent for the account of each Lender, a ticking fee, which shall accrue at a rate per annum equal to 0.125% on the daily amount of the unused Commitment of such Lender during the period from and including the Closing Date to but excluding the earlier to occur of (i) the Effective Date and (ii) date on which such Commitment terminates. Accrued ticking fees shall be payable in arrears on the last day of March, June, September and December of each year, each date on which the Commitments are permanently reduced, on the date on which the Commitments terminate and the Effective Date, commencing on the first such date to occur after the date hereof. All ticking fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day).

          (b) The Borrower agrees to pay to the Administrative Agent for the account of each Lender, a commitment fee, which shall accrue at a rate per annum equal to 0.250% on the daily amount of the unused Commitment of such Lender during the period from and including the Effective Date to but excluding the date on which such Commitment terminates. Accrued commitment fees shall be payable in arrears on the last day of March, June, September and December of each year, each date on which the Commitments are permanently reduced and on the date on which the Commitments terminate, commencing on the first such date to occur after the date hereof. All commitment fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day).

          (c) The Applicants agree to pay (i) to the Administrative Agent for the account of each Lender, a letter of credit fee, which shall accrue at rate per annum equal to the Applicable Margin on the average daily amount of such Lender's LC Exposure (excluding any portion thereof attributable to unreimbursed LC Disbursements) during the period from and including the Effective Date to but excluding the date on which such Lender ceases to have any LC Exposure and (ii) to the Issuing Bank for its own account a fronting fee, which shall accrue at the rate or rates per annum separately agreed upon between the Applicants and the Issuing Bank on the average daily amount of the LC Exposure (excluding any portion thereof attributable to unreimbursed LC Disbursements) during the period from and including the Effective Date to but excluding the date on which there ceases to be any LC Exposure, as well as the Issuing Bank's standard fees with respect to the amendment, renewal, transfer or extension of the Letter of Credit or processing of drawings thereunder. Accrued letter of credit fees and fronting fees shall be payable in arrears on the last day of March, June, September and December of each year, commencing on the first such date to occur after the Effective Date, and on each date on which the Commitments are reduced or terminated, and any such fees accruing after the date on which the Commitments terminate shall be payable on demand. Any other fees payable to the Issuing Bank pursuant to this paragraph shall be payable within 10 days after demand. All letter of credit fees and fronting fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day). Notwithstanding anything to the contrary herein, if an Event of Default has occurred and is continuing and the Administrative Agent, at the request of the Required Lenders, in the case of letter of credit fees, or the Issuing Bank, in the case of fronting fees, so notifies the Applicants, then, so long as such Event of Default is continuing, all letter of credit fees and fronting fees shall be calculated at a rate per annum equal to 2% plus the rate otherwise applicable thereto and shall be payable on demand.

          (d) All fees and other amounts payable hereunder shall be paid on the dates due, in immediately available funds. Fees and other amounts paid shall not be refundable under any circumstances.

     Section 3.4 Alternate Rate of Interest

          If prior to the commencement of any Interest Period for a Eurodollar
Borrowing:

                 (a) the Administrative Agent determines (which determination shall be conclusive absent manifest error) that adequate and reasonable means do not exist for ascertaining the Adjusted LIBO Rate or the LIBO Rate, as applicable, for such Interest Period; or

                 (b) the Administrative Agent is advised by Required Lenders that the Adjusted LIBO Rate or the LIBO Rate, as applicable, for such Interest Period will not adequately and fairly reflect the cost of making or maintaining their Loans included in such Borrowing for such Interest Period;

then the Administrative Agent shall give notice thereof to the Borrower and the Lenders by telephone or facsimile as promptly as practicable thereafter and, until the Administrative Agent notifies the Borrower and the Lenders that the circumstances giving rise to such notice no longer exist, (i) any Interest Election Request that requests the conversion of any Borrowing to, or continuation of any Borrowing as, a Eurodollar Borrowing shall be ineffective, and (ii) if any Borrowing Request requests a Eurodollar Borrowing, such Borrowing shall be made as an ABR Borrowing.

     Section 3.5 Increased Costs; Illegality

          (a)    If any Change in Law shall:

                 (i) impose, modify or deem applicable any reserve, special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Credit Party (except any such reserve requirement reflected in the Adjusted LIBO Rate); or

                 (ii) impose on any Credit Party or the London interbank market any other condition affecting this Agreement, any Eurodollar Loans made by such Credit Party or any participation therein or the Letter of Credit or any participation therein.

and the result of any of the foregoing shall be to increase the cost to such Credit Party of making or maintaining any Eurodollar Loan or the cost to such Credit Party of participating in or maintaining the Letter of Credit hereunder or to increase the cost to such Credit Party or to reduce the amount of any sum received or receivable by such Credit Party hereunder (whether of principal, interest or otherwise), then the Loan Parties will pay to such Credit Party such additional amount or amounts as will compensate such Credit Party for such additional costs incurred or reduction suffered.

          (b) If any Credit Party reasonably determines that any Change in Law regarding capital requirements has or would have the effect of reducing the rate of return on such Credit Party's capital or on the capital of such Credit Party's holding company, if any, as a consequence of this Agreement or the Loans made, the Letter of Credit issued or the participations therein held, by such Credit Party to a level below that which such Credit Party or such Credit Party's holding company could have achieved but for such Change in Law (taking into consideration such Credit Party's policies and the policies of such Credit Party's holding company with respect to capital adequacy), then from time to time the Loan Parties will pay to such Credit Party such additional amount or amounts as will compensate such Credit Party or such Credit Party's holding company for any such reduction suffered.

             (c) A certificate of a Credit Party setting forth the amount or amounts necessary to compensate such Credit Party or its holding company, as applicable, as specified in paragraph (a) or (b) of this Section shall be delivered to the Borrower and shall be conclusive absent manifest error. The Loan Parties shall pay such Credit Party the amount shown as due on any such certificate within 10 days after receipt thereof.

             (d) Failure or delay on the part of any Credit Party to demand compensation pursuant to this Section shall not constitute a waiver of such Credit Party's right to demand such compensation.

             (e) Notwithstanding any other provision of this Agreement, if, after the Agreement Date, any Change in Law shall make it unlawful for any Lender to make or maintain any Eurodollar Loan or to give effect to its obligations as contemplated hereby with respect to any Eurodollar Loan, then, by written notice to the Borrower and to the Administrative Agent:

                   (i) such Lender may declare that Eurodollar Loans will not thereafter (for the duration of such unlawfulness) be made by such Lender hereunder (or be continued for additional Interest Periods) and ABR Loans will not thereafter (for such duration) be converted into Eurodollar Loans, whereupon any request for a Eurodollar Borrowing or to convert an ABR Borrowing to a Eurodollar Borrowing or to continue a Eurodollar Borrowing, as applicable, for an additional Interest Period shall, as to such Lender only, be deemed a request for an ABR Loan (or a request to continue an ABR Loan as such for an additional Interest Period or to convert a Eurodollar Loan into an ABR Loan, as applicable), unless such declaration shall be subsequently withdrawn; and

                   (ii) such Lender may require that all outstanding Eurodollar Loans made by it be converted to ABR Loans, in which event all such Eurodollar Loans shall be automatically converted to ABR Loans, as of the effective date of such notice as provided in the last sentence of this paragraph.

In the event any Lender shall exercise its rights under clause (i) or (ii) of this paragraph, all payments and prepayments of principal that would otherwise have been applied to repay the Eurodollar Loans that would have been made by such Lender or the converted Eurodollar Loans of such Lender shall instead be applied to repay the ABR Loans made by such Lender in lieu of, or resulting from the conversion of, such Eurodollar Loans, as applicable. For purposes of this paragraph, a notice to the Borrower by any Lender shall be effective as to each Eurodollar Loan made by such Lender, if lawful, on the last day of the Interest Period currently applicable to such Eurodollar Loan; in all other cases such notice shall be effective on the date of receipt by the Borrower.

     Section 3.6   Break Funding Payments

             In the event of (a) the payment or prepayment (voluntary or otherwise) of any principal of any Eurodollar Loan other than on the last day of an Interest Period applicable thereto (including as a result of an Event of Default), (b) the conversion of any Eurodollar Loan other than on the last day of the Interest Period applicable thereto, or (c) the failure to borrow, convert, continue or prepay any Eurodollar Loan on the date specified in any notice delivered pursuant hereto (regardless of whether such notice may be revoked under Section 2.7(d) and is revoked in accordance therewith), then, in any such event, the Borrower shall compensate each Lender for the loss, cost and expense attributable to such event. In the case of a Eurodollar Loan, such loss, cost or expense to any Lender shall be deemed to include an amount determined by such Lender to be the excess, if any, of (i) the amount of interest that would have accrued on the principal amount of such Loan had such event not occurred, at the Adjusted LIBO Rate that would have been applicable to such Loan, for the period from the date of such event to the last day of the then current Interest Period therefor (or, in the case of a failure to borrow, convert or continue, for the period that would have been the Interest Period for such Loan), over (ii) the amount of interest that would accrue on such principal amount for such period at the interest rate that such Lender would bid were it to bid, at the commencement of such period, for dollar deposits of a comparable amount and period from other banks in the eurodollar market. A certificate of any Lender setting forth any amount or amounts that such Lender is entitled to receive pursuant to this Section shall be delivered to the Borrower and shall be conclusive absent manifest error. The Borrower shall pay such Lender the amount shown as due on any such certificate within 10 days after receipt thereof.

     Section 3.7   Taxes

             (a) Any and all payments by or on account of any obligation of any Loan Party hereunder and under any other Loan Document shall be made free and clear of and without deduction for any Indemnified Taxes or Other Taxes, provided that, if such Loan Party shall be required to deduct any Indemnified Taxes or Other Taxes from such payments, then (i) the sum payable shall be increased as necessary so that, after making all required deductions (including deductions applicable to additional sums payable under this Section), the applicable Credit Party receives an amount equal to the sum it would have received had no such deductions been made, (ii) such Loan Party shall make such deductions and (iii) such Loan Party shall pay the full amount deducted to the relevant Governmental Authority in accordance with applicable law.

             (b) In addition, the Loan Parties shall pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law.

             (c) Each Loan Party shall indemnify each Credit Party, within 10 days after written demand therefor, for the full amount of any Indemnified Taxes or Other Taxes paid by such Credit Party on or with respect to any payment by or on account of any obligation of such Loan Party under the Loan Documents (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section) and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to a Loan Party by a Credit Party, or by the Administrative Agent on its own behalf or on behalf of a Credit Party, shall be conclusive absent manifest error.

             (d) As soon as practicable after any payment of Indemnified Taxes or Other Taxes by a Loan Party to a Governmental Authority, such Loan Party shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.

             (e) Any Foreign Lender that is entitled to an exemption from or reduction of withholding tax under the law of the jurisdiction in which the relevant Loan Party is located, or any treaty to which such jurisdiction is a party, with respect to payments under the Loan Documents shall deliver to such Loan Party (with a copy to the Administrative Agent), at the time or times prescribed by applicable law, such properly completed and executed documentation prescribed by applicable law or reasonably requested by such Loan Party as will permit such payments to be made without withholding or at a reduced rate.

     Section 3.8   Mitigation Obligations

             (a) If any Lender requests compensation under Section 3.5, or if any Loan Party is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 3.7, then such Lender shall use reasonable efforts to designate a different lending office for funding or booking its Loans or the Letter of Credit (or any participation therein) hereunder or to assign its rights and obligations hereunder to another of its offices, branches or Affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 3.5 or 3.7, as applicable, in the future and
(ii) would not subject such Lender or any of its Affiliates to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender or any of its Affiliates. The Loan Parties hereby agree to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment.

                                   ARTICLE 4.

                         REPRESENTATIONS AND WARRANTIES

             The Borrower (prior to the Effective Date) and each Loan Party
(on and after the Effective Date) represents and warrants to the Credit Parties that:

     Section 4.1   Organization; Powers

             (a) It is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, has all requisite power and authority to carry on its business as now conducted and, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, is qualified to do business in, and is in good standing in, every jurisdiction where such qualification is required.

             (b) Except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, each of its subsidiaries that is not a Loan Party is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, has all requisite power and authority to carry on its business as now conducted and is qualified to do business in, and is in good standing in, every jurisdiction where such qualification is required.

     Section 4.2   Authorization; Enforceability

             The execution, delivery and performance of its obligations under the Loan Documents to which it is a party are within its corporate, partnership or other analogous powers and have been duly authorized by all necessary corporate, partnership or other analogous and, if required, equity holder action. Each Loan Document to which it is a party has been duly executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally.

     Section 4.3   Governmental Approvals; No Conflicts

             The execution, delivery and performance of its obligations under the Loan Documents to which it is a party (i) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect, (ii) will not violate any applicable law or regulation or its charter, by-laws or other organizational documents or any order of any Governmental Authority applicable to it or any of its subsidiaries, (iii) will not violate or result in a default under any material indenture, agreement or other instrument binding upon it or any of its subsidiaries or its or any of its subsidiaries assets, or give rise to a right thereunder to require any payment to be made by it or any of its subsidiaries, and (iv) will not result in the creation or imposition of any Lien on any assets of it or its subsidiaries (other than Liens permitted by Section 7.2).

     Section 4.4   Financial Condition; No Material Adverse Change

             (a) Old Empire has heretofore furnished to the Credit Parties (i) its consolidated balance sheet and statements of income, changes in reserves for policyholders' protection and cash flows as of and for the six months ended June 30, 2002, reported on by Ernst & Young LLP, independent public accountants, and
(ii) its consolidated balance sheet and statements of income, changes in reserves for policyholders' protection and cash flows as of and for the fiscal year ended December 31, 2001, reported on by Ernst & Young LLP, independent public accountants. The consolidated financial statements referred to in clauses
(i) and (ii) above present fairly, in all material respects, the financial position and results of operations and cash flows of Old Empire and its consolidated subsidiaries as of the dates and for the indicated periods in accordance with GAAP.

             (b) Since June 30, 2002, there has been no material adverse change in the business, assets, operations, prospects or condition, financial or otherwise, of (i) prior to the consummation of the Conversion Transactions, Old Empire and its subsidiaries, taken as a whole, and (ii) on and after the consummation of the Conversion Transactions, (A) the Borrower and its subsidiaries, taken as a whole, or (B) the Loan Parties, taken as a whole.

     Section 4.5   Properties

             (a) It and its subsidiaries each has good title to, or valid leasehold interests in, all its real and personal property material to its business, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

             (b) It and its subsidiaries each owns, or is entitled to use, all trademarks, trade names, copyrights, patents and other intellectual property material to its business, and the use thereof by it and its subsidiaries does not infringe upon the rights of any other Person, except for any such infringements that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

     Section 4.6   Litigation and Environmental Matters

             (a) There are no actions, suits or proceedings by or before any arbitrator or Governmental Authority pending against or, to its knowledge, threatened against or affecting it or any of its subsidiaries (i) that could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect or (ii) that involve the Letter of Credit, any Loan Document or, except as set forth on Schedule 4.6, the Conversion Transactions.

          (b) Except with respect to any matters that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, neither it nor any of its subsidiaries (i) has failed to comply with any Environmental Law or to obtain, maintain or comply with any permit, license or other approval required under any Environmental Law, (ii) has become subject to any Environmental Liability, (iii) has received notice of any claim with respect to any Environmental Liability or (iv) knows of any basis for any Environmental Liability.

     Section 4.7   Compliance with Laws and Agreements; No Default

          (a) It and its subsidiaries each is in compliance with all laws, regulations, directives and orders of any Governmental Authority applicable to it or its property and all indentures, agreements and other instruments binding upon it or its property, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

          (b)      No Default has occurred and is continuing.

     Section 4.8   Investment and Holding Company Status

          Neither it nor any of its subsidiaries is (i) an "investment company" as defined in, or subject to regulation under, the Investment Company Act of 1940 or (ii) a "holding company" as defined in, or subject to regulation under, the Public Utility Holding Company Act of 1935.

     Section 4.9   Taxes

          It and its subsidiaries each has timely filed or caused to be filed all Tax returns and reports required to have been filed and has paid or caused to be paid all Taxes required to have been paid by it, except (i) Taxes that are being contested in good faith by appropriate proceedings and for which it or such subsidiary, as applicable, has set aside on its books adequate reserves or
(ii) to the extent that the failure to do so could not reasonably be expected to result in a Material Adverse Effect. ERISA.

     Section 4.10  ERISA

          No ERISA Event has occurred or is reasonably expected to occur that, when taken together with all other such ERISA Events for which liability is reasonably expected to occur, could reasonably be expected to result in a Material Adverse Effect. The present value of all accumulated benefit obligations under each Plan (based on the assumptions used for purposes of Statement of Financial Accounting Standards No. 87) did not, as of the date of the most recent financial statements reflecting such amounts, exceed the fair market value of the assets of such Plan, and the present value of all accumulated benefit obligations of all underfunded Plans (based on the assumptions used for purposes of Statement of Financial Accounting Standards No.
87) did not, as of the date of the most recent financial statements reflecting such amounts, exceed the fair market value of the assets of all such underfunded Plans.

     Section 4.11  Disclosure

          It has disclosed to the Credit Parties all agreements, instruments and corporate or other restrictions to which it or any of its subsidiaries is subject, and all other matters known to it, that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect.

None of the reports, financial statements, certificates or other information furnished by or on behalf of it to any Credit Party in connection with the negotiation of the Loan Documents or delivered thereunder (as modified or supplemented by other information so furnished) contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, provided that, with respect to projected financial information, it represents only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time.

     Section 4.12  Subsidiaries

          (a) On the Agreement Date, it has no direct or indirect subsidiaries.

          (b) On the Effective Date, it has no direct or indirect subsidiaries except as disclosed in Schedule 4.12. Such Schedule sets forth its ownership interest in each of its subsidiaries on the Effective Date.

     Section 4.13  Federal Reserve Regulations

          (a) Neither it nor any of its subsidiaries is engaged principally, or as one of their important activities, in the business of extending credit for the purpose of buying or carrying Margin Stock.

          (b) Neither the Letter of Credit nor any part of the proceeds thereof will be used, whether directly or indirectly, and whether immediately, incidentally or ultimately, to purchase, acquire or carry any Margin Stock or for any purpose that entails a violation of, or that is inconsistent with, the provisions of the regulations of the Board, including Regulation T, U or X.

     Section 4.14  Solvency

          On the Effective Date and immediately after giving effect to the making of each Loan hereunder, (i) the fair value of the assets of the Borrower and its subsidiaries, taken as a whole, at a fair valuation, will exceed their debts and liabilities, subordinated, contingent or otherwise, (ii) the present fair saleable value of the property of the Borrower and its subsidiaries, taken as a whole, will be greater than the amount that will be required to pay the probable liability of their debts and other liabilities, subordinated, contingent or otherwise, as such debts and other liabilities become absolute and matured, (iii) each of the Loan Parties will be able to pay its debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured, and (iv) each of the Loan Parties will not have unreasonably small capital with which to conduct the business in which it is engaged as such business is now conducted and is proposed to be conducted following such date.

     Section 4.15  Business of Borrower Prior to the Effective Date

          The Borrower shall not own any assets and shall not conduct any business prior to the Effective Date.

                                   ARTICLE 5.

                                   CONDITIONS

     Section 5.1  Closing Date

          This Agreement shall not become effective, and the Lenders shall have no obligations hereunder, until the date on which each of the following conditions is satisfied (or waived in accordance with Section 10.2):

          (a) Execution by the Borrower, the Lenders, the Issuing Bank and the Administrative Agent. The Administrative Agent (or its counsel) shall have received from the Borrower, the Lenders, the Issuing Bank and the Administrative Agent either (i) a counterpart of this Agreement signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include facsimile transmission of a signed signature page of this Agreement) that such party has signed a counterpart of this Agreement.

          (b) Notes. The Administrative Agent shall have received a Note for each Lender, signed on behalf of the Borrower.

          (c) Legal Opinions. The Administrative Agent shall have received a favorable written opinion (addressed to the Credit Parties and dated the Closing Date) from Weil, Gotshal & Manges LLP, special counsel to the Borrower, substantially in the form of Exhibit B-1, and covering such other matters relating to the Borrower, the Loan Documents and the transactions contemplated hereby as the Required Lenders shall reasonably request. The Borrower hereby requests such counsel to deliver such opinions.

          (d) Organizational Documents, etc. The Administrative Agent shall have received such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of the Borrower, the authorization of the transactions contemplated hereby, the incumbency of its officer or officers who may sign the Loan Documents, including therein a signature specimen of such officer or officers and any other legal matters relating to the Borrower, the Loan Documents or the transactions contemplated hereby, all in form and substance satisfactory to the Administrative Agent and its counsel.

          (e) Conversion Transaction Documents. The Administrative Agent shall have received a certificate, dated the Closing Date and signed by the chief executive officer or the chief financial officer of the Borrower, attaching a true, correct and complete copy of the then current drafts of the Conversion Transaction Documents, which drafts shall be in all respects satisfactory to the Administrative Agent.

          (f) Officer's Certificate regarding Existing Letter of Credit and Guaranty Agreement. The Administrative Agent shall have received a certificate, dated as of the Closing Date and signed by the chief executive office, the general counsel or any Financial Officer of the Borrower, certifying that on, and immediately prior to, the Closing Date (i) the representations and warranties of the Loan Parties (as defined in the Existing Letter of Credit and Guaranty Agreement) shall be true and correct and (ii) no Default (under and as defined in the Existing Letter of Credit and Guaranty Agreement) shall exist.

          (g) Fees and Expenses. The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Closing Date, including, to the extent invoiced, reimbursement or payment of all out of pocket expenses required to be reimbursed or paid by the Loan Parties hereunder.

     Section 5.2   Effective Date

          The obligations of the Lenders to make Loans hereunder and to acquire participations in the Letter of Credit shall not become effective until the date on which each of the following conditions is satisfied (or waived in accordance with Section 10.2):

          (a) Execution by the Applicants. The Administrative Agent (or its counsel) shall have received from the Applicants either (i) a counterpart of this Agreement signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include facsimile transmission of a signed signature page of this Agreement) that such party has signed a counterpart of this Agreement.

          (b) Legal Opinions. The Administrative Agent shall have received a favorable written opinion (addressed to the Credit Parties and dated the Effective Date) from Weil, Gotshal & Manges LLP, special counsel to the Loan Parties, substantially in the form of Exhibit B-2, and covering such other matters relating to the Loan Parties, the Loan Documents and the transactions contemplated hereby as the Required Lenders shall reasonably request. Loan Parties hereby request such counsel to deliver such opinions.

          (c) Organizational Documents, etc. The Administrative Agent shall have received such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of each Loan Party, the authorization of the transactions contemplated hereby, the incumbency of its officer or officers who may sign the Loan Documents, including therein a signature specimen of such officer or officers and any other legal matters relating to the Loan Parties, the Loan Documents or the transactions contemplated hereby, all in form and substance satisfactory to the Administrative Agent and its counsel.

          (d) Officer's Certificate. The Administrative Agent shall have received a certificate, dated the Effective Date and signed by the chief executive officer or Financial Officer of the Borrower, confirming the Financial Strength Rating of Assurance and, if rated, HMO, on the Effective Date.

          (e) Officer's Certificate. The Administrative Agent shall have received a certificate, dated the Effective Date and signed by the chief executive officer or the chief financial officer of the Borrower, confirming compliance with the conditions set forth in paragraphs (a) and (b) of Section 5.3.

          (f) Officer's Certificate regarding Existing Letter of Credit and Guaranty Agreement. The Administrative Agent shall have received a certificate, dated as of the Effective Date and signed by the chief executive office or any Financial Officer of the Borrower, certifying that on, and immediately prior to, the Effective Date (i) the representations and warranties of the Loan Parties (as defined in the Existing Letter of Credit and Guaranty Agreement) shall be true and correct and (ii) no Default (under and as defined in the Existing Letter of Credit and Guaranty Agreement) shall exist.

          (g) Conversion Transactions. Each of the Conversion Transactions shall have been consummated substantially simultaneously, all in accordance with the Conversion Transaction Documents, all consents or approvals of, registrations and filings with, or any other action by any Governmental Authority necessary for the consummation of the Conversion Transactions shall have been obtained or made and shall be in full force and effect, and there shall have been no modification or change to the Conversion Transaction Documents from the drafts delivered to the Administrative Agent pursuant to
Section 5.1(e) that could reasonably be expected to materially and adversely affect the Credit Parties; and the Administrative Agent shall have received a certificate, dated the Effective Date and signed by the chief executive officer or the chief financial officer of the Borrower, (i) to the foregoing effect and
(ii) attaching a true, correct and complete copy of the Conversion Transaction Documents and the MetroTech Lease.

          (h) Termination of Existing Letter of Credit and Guaranty Agreement. The Administrative Agent shall have received evidence satisfactory to it demonstrating that the Existing Letter of Credit and Guaranty Agreement has been terminated and that all amounts due thereunder have been paid in full.

          (i) Fees and Expenses. The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Effective Date, including, to the extent invoiced, reimbursement or payment of all out of pocket expenses required to be reimbursed or paid by the Loan Parties hereunder.

The Administrative Agent shall notify the Borrower and the Credit Parties of the Effective Date, which notice shall be conclusive and binding. Notwithstanding the foregoing, the obligations of the Lenders to make Loans hereunder and to acquire participations in the Letter of Credit shall not become effective unless each of the foregoing conditions is satisfied (or waived pursuant to Section 10.2) at or prior to 3:00 p.m., New York City time, on January 31, 2003 (and, in the event such conditions are not so satisfied or waived, the Commitments and all other obligations of the Lenders to the Loan Parties shall terminate at such time).

     Section 5.3 Each Borrowing

          The obligation of each Lender to make a Loan on the occasion of any Borrowing is subject to the satisfaction of the following conditions:

          (a) The representations and warranties of the Loan Parties set forth in the Loan Documents shall be true and correct on and as of the date of such Borrowing.

          (b) At the time of and immediately after giving effect to such Borrowing, no Default shall have occurred and be continuing.

          (c) The Administrative Agent shall have received such other documentation and assurances as shall be reasonably required by it in connection therewith.

Each Borrowing shall be deemed to constitute a representation and warranty by each Loan Party on the date thereof as to the matters specified in paragraphs
(a) and (b) of this Section.

                                   ARTICLE 6.

                              AFFIRMATIVE COVENANTS

          For the period from and including the Effective Date until the Commitments have expired or been terminated and the principal of and interest on each Loan and all fees and other amounts payable under the Loan Documents shall have been paid in full and the Letter of Credit has expired and all LC Disbursements have been reimbursed, the Loan Parties covenant and agree with the Credit Parties that:

     Section 6.1 Financial Statements and Other Information

          The Loan Parties will furnish to the Administrative Agent and each
Lender:

          (a) within 90 days after the end of each fiscal year, the audited consolidated balance sheet of the Borrower and related consolidated statements of income, stockholders' equity and cash flows as of the end of and for such year, setting forth in each case in comparative form the figures for the previous fiscal year, all reported on by Ernst & Young LLP or other independent public accountants of recognized national standing (without a "going concern" or like qualification or exception and without any qualification or exception as to the scope of such audit) to the effect that such consolidated financial statements present fairly in all material respects the financial condition and results of operations of the Borrower and its consolidated subsidiaries on a consolidated basis in accordance with GAAP consistently applied;

          (b) within 90 days after the end of each fiscal year, the balance sheet of Assurance and related statements of income, stockholders' equity and cash flows as of the end of and for such year, setting forth in each case in comparative form the figures for the previous fiscal year, all certified by one of its Financial Officers as presenting fairly in all material respects the financial condition and results of operations of Assurance in accordance with SAP consistently applied;

          (c) within 90 days after the end of each fiscal year, the balance sheet of HMO and related statements of income, stockholders' equity and cash flows as of the end of and for such year, setting forth in each case in comparative form the figures for the previous fiscal year, all certified by one of its Financial Officers as presenting fairly in all material respects the financial condition and results of operations of HMO in accordance with SAP consistently applied;

          (d) within 45 days after the end of each of the first three fiscal quarters of each fiscal year, the consolidated balance sheet of the Borrower and related statements of income, stockholders' equity and cash flows as of the end of and for such fiscal quarter and the then elapsed portion of the fiscal year, setting forth in each case in comparative form the figures for the corresponding period or periods of (or, in the case of the balance sheet, as of the end of) the previous fiscal year, all certified by one of its Financial Officers as presenting fairly in all material respects the financial condition and results of operations of the Borrower and its consolidated subsidiaries on a consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes;

          (e) within 45 days after the end of each of the first three fiscal quarters of each fiscal year, the balance sheet of Assurance and related statements of income, stockholders' equity and cash flows as of the end of and for such fiscal quarter and the then elapsed portion of the fiscal year, setting forth in each case in comparative form the figures for the corresponding period or periods of

(or, in the case of the balance sheet, as of the end of) the previous fiscal year, all certified by one of its Financial Officers as presenting fairly in all material respects the financial condition and results of operations of Assurance in accordance with SAP consistently applied, subject to normal year-end adjustments;

          (f) within 45 days after the end of each of the first three fiscal quarters of each fiscal year, the balance sheet of HMO and related statements of income, stockholders' equity and cash flows as of the end of and for such fiscal quarter and the then elapsed portion of the fiscal year, setting forth in each case in comparative form the figures for the corresponding period or periods of (or, in the case of the balance sheet, as of the end of) the previous fiscal year, all certified by one of its Financial Officers as presenting fairly in all material respects the financial condition and results of operations of HMO in accordance with SAP consistently applied, subject to normal year-end adjustments;

          (g) promptly after the filing thereof, copies (without exhibits thereto, other than, in the case of reports on Form 10-K, the annual report) of all registration statements (other than any registration statements on Form S-8 or its equivalent) and reports on Forms 10-K, 10-Q and 8-K (or their equivalents) which any Loan Party shall have filed with the Securities and Exchange Commission;

          (h) promptly after the mailing thereof, copies of any materials sent to the public stockholders' of any Loan Party, except to the extent that such information is a duplication of the information requested in paragraph (g) above;

          (i) concurrently with any delivery of financial statements under paragraphs (a) through (f) above, a Compliance Certificate signed by a Financial Officer (i) stating the Financial Strength Rating of Assurance and, if rated, HMO as of the date of such Compliance Certificate and (ii) stating whether any change in GAAP or SAP or in the application thereof has occurred since the date of the annual financial statements referred to in Section 4.4 and, if any such change has occurred, specifying the effect of such change on the financial statements accompanying such Compliance Certificate;

          (j) concurrently with any delivery of financial statements under paragraph (a) above, a certificate of the accounting firm that reported on such financial statements stating whether they obtained knowledge during the course of their examination of such financial statements of any Default (which certificate may be limited to the extent required by accounting rules or guidelines); and

          (k) promptly following any request therefor, such other information regarding the operations, business affairs and financial condition of any Loan Party or any of its subsidiaries, or compliance with the terms of the Loan Documents, as any Credit Party may reasonably request.

     Section 6.2 Notices of Material Events

          The Loan Parties will furnish to the Administrative Agent and each Lender prompt written notice of the following:

          (a)    the occurrence of any Default;

          (b) the filing or commencement of any action, suit or proceeding by or before any arbitrator or Governmental Authority against or affecting any Loan Party or any Affiliate thereof that could reasonably be expected to result in a Material Adverse Effect;

          (c) the occurrence of any ERISA Event that, alone or together with any other ERISA Events that have occurred, could reasonably be expected to result in liability of the Loan Parties and their subsidiaries in an aggregate amount exceeding $5,000,000;

          (d) any other development that results in, or could reasonably be expected to result in, a Material Adverse Effect; and

          (e) any change in the Financial Strength Rating of Assurance or, if rated, HMO within five (5) Business Days of the effective date of such change.

Each notice delivered under this Section shall be accompanied by a statement of a Financial Officer setting forth the details of the event or development requiring such notice and any action taken or proposed to be taken with respect thereto.

     Section 6.3 Existence; Conduct of Business

          Each Loan Party will, and will cause each of its subsidiaries to, do or cause to be done all things necessary to preserve, renew and keep in full force and effect its legal existence and the rights, licenses, permits, privileges and franchises material to the conduct of its business, provided that the foregoing shall not prohibit any merger, consolidation, liquidation or dissolution permitted under Section 7.3 or any sale, lease, transfer or other disposition permitted by Section 7.5.

     Section 6.4 Payment and Performance of Obligations

          Each Loan Party will, and will cause each of its subsidiaries to, pay or perform its obligations, including Tax liabilities, that, if not paid or performed, could reasonably be expected to result in a Material Adverse Effect before the same shall become delinquent or in default, except where (i) the validity or amount thereof is being contested in good faith by appropriate proceedings, (ii) such Loan Party has set aside on its books adequate reserves with respect thereto in accordance with GAAP or SAP, as applicable, and (iii) the failure to make payment pending such contest could not reasonably be expected to result in a Material Adverse Effect.

     Section 6.5 Maintenance of Properties

          Each Loan Party will, and will cause each of its subsidiaries to, keep and maintain all property material to the conduct of its business in good working order and condition, ordinary wear and tear excepted.

     Section 6.6 Books and Records; Inspection Rights

          Each Loan Party will, and will cause each of its subsidiaries to, keep proper books of record and account in which full, true and correct entries are made of all dealings and transactions in relation to its business and activities. Each Loan Party will, and will cause each of its subsidiaries to, permit any representatives designated by the Administrative Agent or any Lender, upon reasonable prior notice, to visit and inspect its properties, to examine and make extracts from its books and records, and to discuss its affairs, finances and condition with its officers and independent accountants, all at such reasonable times and as often as reasonably requested.

     Section 6.7   Compliance with Laws

          Each Loan Party will, and will cause each of its subsidiaries to, comply with all laws, rules, regulations and orders of any Governmental Authority applicable to it or its property, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

     Section 6.8   Use of Proceeds

          The proceeds of the Loans will be used for general corporate purposes of the Borrower not inconsistent with the terms hereof. Neither the Letter of Credit nor any part of the proceeds of any Loan or the Letter of Credit will be used, whether directly or indirectly, and whether immediately, incidentally or ultimately, to purchase, acquire or carry any Margin Stock or for any purpose that entails a violation of any of the regulations of the Board, including Regulations T, U and X.

     Section 6.9   Insurance

          Each Loan Party will, and will cause each of its subsidiaries to, maintain, with financially sound and reputable insurance companies, adequate insurance for its insurable properties, all to such extent and against such risks, including fire, casualty, business interruption and other risks insured against by extended coverage, as is customary with companies in the same or similar businesses operating in the same or similar locations.

     Section 6.10  Further Assurances

          Each Loan Party will execute any and all further documents, agreements and instruments, and take all such further actions, that may be required under any applicable law, or which the Administrative Agent or the Required Lenders may reasonably request, to effectuate the transactions contemplated by the Loan Documents, all at the expense of the Loan Parties.

     Section 6.11  Environmental Compliance

          Each Loan Party will, and will cause each of its subsidiaries to, use and operate all of its facilities and property in compliance with all Environmental Laws, keep all necessary permits, approvals, certificates, licenses and other authorizations relating to environmental matters in effect and remain in compliance therewith, and handle all Hazardous Materials in compliance with all applicable Environmental Laws, except where noncompliance with any of the foregoing could not reasonably be expected to have a Material Adverse Effect.

     Section 6.12  Financial Covenants

          (a) Surplus. Each Loan Party will, and will cause each of its subsidiaries to, maintain at all times sufficient surplus in accordance with all applicable laws, regulations, orders and directives of all Governmental Authorities (including under the Insurance Law and Health Law of the State of New York and, with respect to the Borrower and Assurance, Standard 3 of the Membership Standards applicable to Regular Members of the Blue Cross and Blue Shield Association, and, with respect to HMO, the Membership Standards applicable to Members of the Blue Cross and Blue Shield Association), in each case to the extent such Loan Party or subsidiary is required to do so by such applicable law, regulation, order or directive.

          (b) Risk Based Capital. Each Loan Party will, and will cause each of its subsidiaries to, maintain at all times, to the extent it is required to do so, sufficient risk based capital in excess of the Company Action Level applicable to it.

          (c) Financial Strength Rating. Each of Assurance and, if rated, HMO will maintain at all times a minimum Financial Strength Rating of BBB.

          (d) Capitalization Percentage Ratio. The Borrower will not permit the Capitalization Percentage Ratio to be greater than 30% at any time.

          (e) Fixed Charge Coverage Ratio. The Borrower will not permit the Fixed Charge Coverage Ratio as of the last day of any fiscal quarter to be less than 1.5:1.0.

     Section 6.13  Ownership

          At all times after the consummation of the Conversion Transactions,
(a) the Borrower, Holdings or Assurance shall own directly, beneficially and of record, 100% of the issued and outstanding equity interests of HMO on a fully diluted basis and (b) the Borrower or Holdings shall own directly, beneficially and of record, 100% of the issued and outstanding equity interests of Assurance on a fully diluted basis.

                                   ARTICLE 7.

                               NEGATIVE COVENANTS

          For the period from and including the Effective Date until the Commitments have expired or been terminated, the Letter of Credit has expired and all LC Disbursements have been reimbursed, and all fees and other amounts payable under the Loan Documents have been paid in full, the Loan Parties covenant and agree with the Credit Parties that:

     Section 7.1   Indebtedness; Equity Securities

          (a) Each Loan Party will not, and will not permit any of its subsidiaries to, create, incur, assume or permit to exist any Indebtedness, except:

                   (i)     Indebtedness under the Loan Documents;

                   (ii) Indebtedness existing on the Agreement Date and set forth in Schedule 7.1, and extensions, renewals and replacements of any such Indebtedness that do not increase the outstanding principal amount thereof;

                   (iii) Capital Lease Obligations and Guarantees thereof for all Loan Parties and their subsidiaries (other than Holdings), in each case incurred in the ordinary course of its business;

                   (iv)    Indebtedness of a Loan Party to any other Loan Party;

                   (v) Guarantees by any Loan Party of Indebtedness of any other Loan Party permitted under this Section 7.1(a); and

                   (vi) other unsecured Indebtedness of the Loan Parties and their subsidiaries (other than Holdings).

          (b) Each Loan Party will not, and it will not permit any of its subsidiaries to, issue any Equity Interests which are not issued on a perpetual basis or in respect of which any Loan Party or any of its subsidiaries is or shall become liable (under any contingency or otherwise) to purchase, redeem, retire or otherwise acquire any such Equity Interest.

     Section 7.2   Liens

          Each Loan Party will not, and will not permit any of its subsidiaries to, create, incur, assume or permit to exist any Lien on any property or asset now owned or hereafter acquired by it, or assign or sell any income or revenues (including accounts receivable) or rights in respect of any thereof, except:

          (a)      Liens created under the Loan Documents;

          (b)      Permitted Encumbrances;

          (c) any Lien on any property or asset of such Loan Party or any of its subsidiaries existing on the Agreement Date and set forth in Schedule 7.2, provided that (i) such Lien shall not apply to any other property or asset of such Loan Party or any of its subsidiaries and (ii) such Lien shall secure only those obligations which it secures on the Agreement Date and any extensions, renewals and replacements thereof that do not increase the outstanding principal amount thereof; and

          (d) security interests on fixed or capital assets of such Loan Party or any of its subsidiaries subject to Capital Lease Obligations, provided that (i) such security interests secure Capital Lease Obligations of such Loan Party or any of its subsidiaries permitted by clause (iii) of Section 7.1 and no other Indebtedness, and (ii) such security interests shall not apply to any other property or assets of any Loan Party or any of its subsidiaries.

     Section 7.3   Fundamental Changes

          (a) Each Loan Party will not, and will not permit any of its subsidiaries to, merge into or consolidate with any other Person, or permit any other Person to merge into or consolidate with it, or liquidate or dissolve, except that, if at the time thereof and immediately after giving effect thereto, no Default shall or would have occurred and be continuing:

                   (i) any wholly-owned subsidiary of a Loan Party may merge into a Loan Party, provided that such Loan Party shall be the surviving entity, and any wholly-owned subsidiary of a Loan Party may merge into any other wholly-owned subsidiary of a Loan Party, provided that if either such wholly-owned subsidiary is a Loan Party such Loan Party shall be the surviving entity;

                   (ii) any subsidiary of a Loan Party which is not itself a Loan Party may merge with any Person in a transaction that is not permitted by clause (i) of this Section 7.3(a), provided that such merger is permitted by Section 7.4;

                   (iii) any subsidiary of a Loan Party which is not itself a Loan Party may liquidate or dissolve if such Loan Party determines in good faith that such liquidation or dissolution is in the best interests of such Loan Party and if such liquidation or dissolution is not materially disadvantageous to the Lenders; and

                   (iv)    the Conversion Transactions may be consummated.

          (b) Each Loan Party will not, and will not permit any of its subsidiaries to, engage to any material extent in any business other than businesses of the type conducted by the Loan Parties and their subsidiaries on the Agreement Date and businesses which are reasonably related thereto.

     Section 7.4   Asset Sales; Equity Issuances

          Each Loan Party will not, and will not permit any of its subsidiaries to, sell, transfer, lease or otherwise dispose (including pursuant to a merger) of any asset, including any Equity Interest, nor will it permit any of its subsidiaries to issue any additional Equity Interests, except:

          (a) sales, transfers, leases and other dispositions, in each case in the ordinary course of business;

          (b) sales, transfers, leases and other dispositions made by a Loan Party to another Loan Party;

          (c) issuances of Equity Interests by any subsidiary of a Loan Party to any Loan Party or any of its wholly-owned subsidiaries;

          (d)      issuances of Equity Interests of the Borrower; and

          (e) if at the time thereof and immediately after giving effect thereto no Default shall have occurred and be continuing, other sales, transfers, leases and other dispositions of assets, provided that (i) the aggregate fair market value of all such assets sold, transferred, leased or otherwise disposed of in any fiscal year of the Borrower shall not exceed in the aggregate 5% of the consolidated assets of the Borrower as of the end of the immediately preceding fiscal year of the Borrower, (ii) the aggregate revenues attributable to all such assets sold, transferred, leased or otherwise disposed of in any fiscal year of the Borrower shall not exceed in the aggregate 5% of the consolidated revenues of the Borrower for the immediately preceding fiscal year of the Borrower and (iii) all such sales, transfers, leases and other dispositions shall be made for fair value.

     Section 7.5   Transactions with Affiliates

          Each Loan Party will not, and will not permit any of its subsidiaries to, sell, transfer, lease or otherwise dispose (including pursuant to a merger) any property or assets to, or purchase, lease or otherwise acquire (including pursuant to a merger) any property or assets from, or otherwise engage in any other transactions with, any of its Affiliates, except in the ordinary course of business at prices and on terms and conditions not less favorable to it or such subsidiary than could be obtained on an arms-length basis from unrelated third parties, provided that this Section shall not apply to (a) the Affiliate Agreements or (b) any transaction that is permitted under Section 7.1, 7.3 or
7.4 between or among the Loan Parties and not involving any other Affiliate.

     Section 7.6   Restrictive Agreements

          Each Loan Party will not, and will not permit any of its subsidiaries to, directly or indirectly, enter into, incur or permit to exist any agreement or other arrangement binding on it or any of its subsidiaries that prohibits, restricts or imposes any condition upon the ability of it or any of its subsidiaries to create, incur or permit to exist any Lien upon any of its property or assets (unless such agreement or arrangement does not prohibit, restrict or impose any condition upon the ability of any Loan Party to create, incur or permit to exist any Lien in favor of the Administrative Agent to secure the Obligations), provided that (a) the foregoing shall not apply to restrictions and conditions imposed by law or by the Loan Documents, (b) the foregoing shall not apply to restrictions and conditions existing on the date hereof identified on Schedule 7.6 (but shall apply to any extension or renewal of, or any amendment or modification expanding the scope of, any such restriction or condition), (c) the foregoing shall not apply to customary restrictions and conditions contained in agreements relating to the sale of a subsidiary pending such sale, provided that such restrictions and conditions apply only to the subsidiary that is to be sold and such sale is permitted hereunder, (d) the foregoing shall not apply to restrictions or conditions imposed by any agreement relating to secured Indebtedness permitted by this Agreement if such restrictions or conditions apply only to the property or assets securing such Indebtedness, and (e) the foregoing shall not apply to customary provisions in leases restricting the assignment thereof.

     Section 7.7   Amendment of Material Agreements

          Each Loan Party will not enter into or permit any amendment or other modification of the MetroTech Lease, the Conversion Transaction Documents or its certificate of formation, operating agreement or other organizational documents, other than immaterial amendments, modifications or waivers and amendments required to consummate the Conversion Transactions, in each case that could not reasonably be expected to adversely affect the Credit Parties, provided that a copy of each such amendment or modification shall be promptly delivered to the Administrative Agent after the execution and delivery thereof.

                                   ARTICLE 8.

                                EVENTS OF DEFAULT

          If any of the following events ("Events of Default") shall occur:

          (a) the Loan Parties shall fail to pay any principal of any Loan or any reimbursement obligation in respect of any LC Disbursement when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof or otherwise;

          (b) the Loan Parties shall fail to pay any interest on any Loan or on any reimbursement obligation in respect of any LC Disbursement or any fee, commission or any other amount (other than an amount referred to in paragraph
(a) of this Article) payable under any Loan Document, when and as the same shall become due and payable, and such failure shall continue unremedied for a period of three Business Days;

          (c) any representation or warranty made or deemed made by or on behalf of any Loan Party in or in connection with any Loan Document or any amendment or modification hereof or waiver thereunder, or in any report, certificate, financial statement or other document furnished pursuant to or in connection with any Loan Document or any amendment or modification hereof or waiver thereunder, shall prove to have been incorrect in any material respect when made or deemed made;

          (d) any Loan Party shall fail to observe or perform any covenant, condition or agreement contained in Section 6.2, 6.3, 6.8, 6.12, or 6.13 or in
Article 7;

          (e) any Loan Party shall fail to observe or perform any covenant, condition or agreement contained in any Loan Document to which it is a party (other than those specified in paragraph (a), (b) or (d) of this Article), and such failure shall continue unremedied for a period of 30 days after such Loan Party shall have obtained knowledge thereof;

          (f) any Loan Party or any of its subsidiaries shall fail to make any payment (whether of principal, interest or otherwise and regardless of amount) in respect of any Material Obligations constituting Indebtedness, when and as the same shall become due and payable (after giving effect to any applicable grace period);

          (g) any event or condition occurs that results in any Material Obligations becoming due prior to their scheduled maturity or payment date, or that enables or permits (with or without the giving of notice, the lapse of time or both) the holder or holders of any Material Obligations or any trustee or agent on its or their behalf to cause any Material Obligations to become due prior to their scheduled maturity or payment date or to require the prepayment, repurchase, redemption or defeasance thereof, prior to their scheduled maturity or payment date (in each case after giving effect to any applicable cure period), provided that this paragraph (g) shall not apply to secured Indebtedness that becomes due solely as a result of the voluntary sale or transfer of the property or assets securing such Indebtedness;

          (h) an involuntary proceeding shall be commenced or an involuntary petition shall be filed seeking (i) liquidation, reorganization or other relief in respect of any Loan Party or any of its subsidiaries or the debts, or of a substantial part of the assets, of any Loan Party or any of its subsidiaries under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect or (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for any Loan Party or any of its subsidiaries or for a substantial part of the assets of any Loan Party or any of its subsidiaries, and, in any such case, such proceeding or petition shall continue undismissed for 45 days or an order or decree approving or ordering any of the foregoing shall be entered;

          (i) any Loan Party or any of its subsidiaries shall (i) voluntarily commence any proceeding or file any petition seeking liquidation, reorganization or other relief under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or petition described in paragraph (h) of this Article, (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for any Loan Party or any of its subsidiaries or for a substantial part of the assets of any Loan Party or any of its subsidiaries, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors or (vi) take any action for the purpose of effecting any of the foregoing;

          (j) any Loan Party or any of its subsidiaries shall become unable, admit in writing its inability or fail generally to pay its debts as they become due;

          (k) one or more judgments for the payment of money in an aggregate amount in excess of $5,000,000 shall be rendered against any one or more of the Loan Parties or any of their subsidiaries or any combination thereof (which shall not be fully covered by insurance without taking into account any applicable deductibles) and the same shall remain undischarged or unbonded for a period of 60 consecutive days during which execution shall not be effectively stayed, or any action shall be legally taken by a judgment creditor to attach or levy upon any assets of any Loan Party or any of its subsidiaries to enforce any such judgment;

          (l) an ERISA Event shall have occurred that, in the opinion of the Required Lenders, when taken together with all other ERISA Events that have occurred, could reasonably be expected to result in liability of any Loan Party or any of its subsidiaries in an aggregate amount exceeding $5,000,000;

          (m) (i) any Loan Document shall cease, for any reason, to be in full force and effect, or any Loan Party shall so assert in writing or shall disavow any of its obligations thereunder;

          (n)      a Change in Control shall occur;

then, and in every such event (other than an event described in clause (h) or (i) of this Article), and at any time thereafter during the continuance of such event, the Administrative Agent may, and at the request of the Required Lenders shall, by notice to the Borrower, take either or both of the following actions (whether before or after the Closing Date), at the same or different times: (i) terminate the Commitments, and thereupon the Commitments shall terminate immediately and (ii) declare the Loans then outstanding to be due and payable in whole (or in part, in which case any principal not so declared to be due and payable may thereafter be declared to be due and payable), and thereupon the principal of the Loans so declared to be due and payable, together with accrued interest thereon and all fees and other obligations of each Loan Party accrued under the Loan Documents, shall become due and payable immediately, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Loan Parties; and in case of any event described in clause
(h) or (i) of this Article, the Commitments shall automatically terminate (whether before or after the Closing Date) and the principal of the Loans then outstanding, together with accrued interest thereon and all fees and other obligations of each Loan Party accrued under the Loan Documents, shall automatically become due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Loan Parties.

                                   ARTICLE 9.

                            THE ADMINISTRATIVE AGENT

          Each Credit Party hereby irrevocably appoints the Administrative Agent as its agent and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms hereof, together with such actions and powers as are reasonably incidental thereto.

          The Person serving as the Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Administrative Agent, and such Person and its Affiliates may accept deposits from, lend money to and generally engage in any kind of business with any Loan Party or any subsidiary or other Affiliate thereof as if it were not the Administrative Agent hereunder.

          The Administrative Agent shall not have any duties or obligations except those expressly set forth herein. Without limiting the generality of the foregoing, (i) the Administrative Agent shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing, (ii) the Administrative Agent shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated by the Loan Documents that the Administrative Agent is required to exercise in writing by the Required Lenders (or such other number or percentage of the Credit Parties as shall be necessary under the circumstances as provided in Section 10.2), and (iii) except as expressly set forth herein, the Administrative Agent shall not have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to any Loan Party or any of its subsidiaries that is communicated to or obtained by the Person serving as Administrative Agent or any of its Affiliates in any capacity. The Administrative Agent shall not be liable for any action taken or not taken by it with the consent or at the request of the Required Lenders (or such other number or percentage of the Credit Parties as shall be necessary under the circumstances as provided in Section 10.2) or in the absence of its own gross negligence or willful misconduct. The Administrative Agent shall be deemed not to have knowledge of any Default unless and until written notice thereof is given to the Administrative Agent by a Loan Party or a Credit Party (and, promptly after its receipt of any such notice, it shall give each Credit Party notice thereof), and the Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (a) any statement, warranty or representation made in or in connection with any Loan Document, (b) the contents of any certificate, report or other document delivered thereunder or in connection therewith, (c) the performance or observance of any of the covenants, agreements or other terms or conditions set forth therein, (d) the validity, enforceability, effectiveness or genuineness thereof or any other agreement, instrument or other document or (e) the satisfaction of any condition set forth in Article 5 or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent.

          The Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing believed by it to be genuine and to have been signed or sent by the proper Person. The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to be made by the proper Person, and shall not incur any liability for relying thereon. The Administrative Agent may consult with legal counsel (who may be counsel for the Loan Parties), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

          The Administrative Agent may perform any and all its duties and exercise its rights and powers by or through any one or more sub-agents appointed by the Administrative Agent, provided that no such delegation shall serve as a release of the Administrative Agent or waiver by any Loan Party of any rights hereunder. The Administrative Agent and any such sub-agent may perform any and all its duties and exercise its rights and powers through their respective Related Parties. The exculpatory provisions of the preceding paragraphs shall apply to any such sub-agent and to the Related Parties of the Administrative Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein.

          Subject to the appointment and acceptance of a successor Administrative Agent as provided in this paragraph, the Administrative Agent may resign at any time by notifying the Credit Parties and the Loan Parties. Upon any such resignation, the Required Lenders shall have the right, in consultation with the Loan Parties, to appoint a successor. If no successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Administrative Agent gives notice of its resignation, then the retiring Administrative Agent may, on behalf of the Credit Parties, appoint a successor Administrative Agent which shall be a bank with an office in New York, New York, or an Affiliate of any such bank. Upon the acceptance of its appointment as Administrative Agent hereunder by a successor, such successor shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder. The fees payable by any Loan Party to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between such Loan Party and such successor. After the Administrative Agent's resignation hereunder, the provisions of this Article and
Section 10.3 shall continue in effect for the benefit of such retiring Administrative Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while it was acting as Administrative Agent.

          Each Credit Party acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Credit Party and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Credit Party also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Credit Party and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon any Loan Document, any related agreement or any document furnished thereunder.

          Notwithstanding any provisions to the contrary contained in this Agreement or in any other Loan Document, neither Co-Syndication Agent shall have any duties or responsibilities, nor have or be deemed to have any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Documents or otherwise exist against either Co-Syndication Agent.

                                  ARTICLE 10.

                                  MISCELLANEOUS

     Section 10.1  Notices

          Except in the case of notices and other communications expressly permitted to be given by telephone, all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by facsimile, as follows:

          (a)      if to the Loan Parties or to any of the Loan Parties:

                   WellChoice, Inc.
                   11 West 42nd Street
                   New York, New York  10036
                   Attention: Michael Della Iacono
                   Telephone No. (212) 476-2092
                   Facsimile No. (212) 476-2433

                   with a copy to:

                    WellChoice, Inc.
                    11 West 42nd Street
                    New York, New York 10036
                    Attention: Linda V. Tiano
                    Telephone No. (212) 476-6000
                    Facsimile No. (212) 476-2461

               (b)  if to the Administrative Agent or to BNY as Issuing Bank:

                    The Bank of New York
                    One Wall Street
                    New York, New York 10286
                    Attention: Susan Baratta
                    Telephone No. (212) 635-4695
                    Facsimile No. (212) 635-6365

                    with a copy to:

                    The Bank of New York
                    One Wall Street
                    New York, New York 10286
                    Attention: Patrick Vatel
                    Telephone No. (212) 635-7882
                    Facsimile No. (212) 635-1481

               (c) if to any other Credit Party, to it at its address (or facsimile number) set forth in its Administrative Questionnaire.

Any party hereto may change its address or facsimile number for notices and other communications hereunder by notice to the other parties hereto. All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt.

     Section 10.2   Waivers; Amendments

               (a) No failure or delay by any Credit Party in exercising any right or power under any Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Credit Parties under the Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of any Loan Document or consent to any departure by any Loan Party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the issuance, amendment, extension or renewal of the Letter of Credit shall not be construed as a waiver of any Default, regardless of whether any Credit Party may have had notice or knowledge of such Default at the time.

               (b) Neither any Loan Document nor any provision thereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the

Loan Parties and the Required Lenders or by the Loan Parties and the Administrative Agent with the consent of the Required Lenders, provided that no such agreement shall (i) increase the Commitment of any Lender without the written consent of such Lender, (ii) reduce the principal amount of any Loan or any reimbursement obligation with respect to a LC Disbursement, or reduce the rate of any interest (other than under Section 3.1(b)), or reduce any fees, payable under the Loan Documents, without the written consent of each Credit Party affected thereby, (iii) postpone the date of payment of any Loan, or the date of payment of any reimbursement obligation with respect to an LC Disbursement, any interest or any fees payable under the Loan Documents, or reduce the amount of, waive or excuse any such payment, or postpone the stated termination or expiration of the Commitments, without the written consent of each Credit Party affected thereby, (iv) change any provision hereof in a manner that would alter the pro rata sharing of payments required by Section 2.9(b) or the pro rata reduction of Commitments required by Section 2.5(d), without the written consent of each Credit Party affected thereby, (v) change any provision hereof in a manner that would alter several nature of the obligations of Lenders under any of the Loan Documents, without the consent of each Lender, (vi) change any of the provisions of this Section or the definition of the term "Required Lenders" or any other provision hereof specifying the number or percentage of Lenders required to waive, amend or modify any rights hereunder or make any determination or grant any consent hereunder, without the written consent of each Lender, or (vii) release the Guaranty, or limit the Borrower's liability under the Guaranty, without the written consent of each Lender, and provided that no such agreement shall amend, modify or otherwise affect the rights or duties of the Administrative Agent or the Issuing Bank hereunder without the prior written consent of the Administrative Agent or the Issuing Bank, as applicable. Notwithstanding the foregoing, any provision of any Loan Document may be amended by an agreement in writing entered into by the Loan Parties, the Required Lenders, the Issuing Bank and the Administrative Agent if (A) by the terms of such agreement the Commitment of each Lender not consenting to the amendment provided for therein shall terminate upon or simultaneously with the effectiveness of such amendment and (B) upon or simultaneously with the effectiveness of such amendment, each Lender not consenting thereto receives payment in full of the principal of and interest accrued on each Loan made by it and all other amounts owing to it or accrued for its account under the Loan Documents.

               (c) Neither the Letter of Credit nor any provision thereof may be amended or modified without the written consent of the Issuing Bank and without the written consent of the Required Lenders, provided that no such amendment or modification shall (i) increase the face amount of the Letter of Credit without the written consent of each Lender or (ii) extend the expiration date of the Letter of Credit (except pursuant to Section 2.8(b)) without the written consent of each Lender and, provided further, that no consent of any Lender shall be required to reduce the face amount of the Letter of Credit, shorten the expiration date of the Letter of Credit, permit the transfer of the Letter of Credit by the beneficiary thereof in accordance with the terms of the Letter of Credit, or change any notice, payment or similar ministerial provision of the Letter of Credit.

     Section 10.3   Expenses; Indemnity; Damage Waiver

               (a) The Loan Parties, jointly and severally, shall pay (i) all reasonable out-of-pocket costs and expenses incurred by the Administrative Agent and its Affiliates, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent, in connection with the preparation and administration of each Loan Document or any amendments, modifications or waivers of the provisions thereof, (ii) all reasonable out-of-pocket costs and expenses incurred by the Issuing Bank in connection with the issuance, amendment, renewal or extension of any Letter of Credit or any demand for payment thereunder and
(iii) all reasonable out-of-pocket costs and expenses incurred by any Credit Party, including the reasonable fees, charges and disbursements of any counsel for any Credit Party and any expert witness fees, in connection with the enforcement or protection of its rights in connection with the Loan Documents, including its rights under this Section, or in connection with the Loans made hereunder or the Letter of Credit, including all such reasonable out-of-pocket costs and expenses incurred during any workout, restructuring or negotiations in respect of the Loan Documents, the Loans or the Letter of Credit.

               (b) The Loan Parties, jointly and severally, shall indemnify each Credit Party and each Related Party thereof (each such Person being called an "Indemnitee") against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including the fees, charges and disbursements of any counsel for any Indemnitee, incurred by or asserted against any Indemnitee arising out of, in connection with, or as a result of (i) the execution or delivery of any Loan Document or any agreement or instrument contemplated thereby, the performance by the parties to the Loan Documents of their respective obligations thereunder or the consummation of the transactions contemplated thereby, (ii) any Loan or the Letter of Credit or the use of the proceeds thereof, including any refusal of the Issuing Bank to honor a demand for payment under the Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of the Letter of Credit, (iii) any actual or alleged presence or release of Hazardous Materials on or from any property owned or operated by any Loan Party or any of its subsidiaries, or any Environmental Liability related in any way to any Loan Party or any of its subsidiaries or (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory and regardless of whether any Indemnitee is a party thereto, provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee.

               (c) To the extent that any Loan Party fails to pay any amount required to be paid by it to the Administrative Agent or the Issuing Bank under paragraph (a) or (b) of this Section, each Lender severally agrees to pay to the Administrative Agent or the Issuing Bank, as applicable, an amount equal to the product of such unpaid amount multiplied by a fraction, the numerator of which is sum of such Lender's unused Commitment, the outstanding principal balance of such Lender's Loans and such Lender's LC Exposure and the denominator of which is sum of the unused Commitments, the outstanding principal amount of all Loans of the Lenders and the LC Exposure of all Lenders (in each case determined as of the time that the applicable unreimbursed expense or indemnity payment is sought or, in the event that no Lender shall have any unused Commitment, outstanding Loans or LC Exposure at such time, as of the last time at which any Lender had any unused Commitment, outstanding Loans or LC Exposure), provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as applicable, was incurred by or asserted against the Administrative Agent or the Issuing Bank, as applicable, in its capacity as such.

               (d) To the extent permitted by applicable law, each Loan Party shall not assert, and hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct and actual damages) arising out of, in connection with, or as a result of, any Loan Document or any agreement, instrument or other document contemplated thereby, the transactions contemplated hereby, any Loan, the Letter of Credit or the use of the proceeds of any Loan or the Letter of Credit.

               (e) All amounts due under this Section shall be payable promptly but in no event later than ten days after written demand therefor.

     Section 10.4   Successors and Assigns

          (a) The Loan Documents shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that no Loan Party may assign or otherwise transfer any of its rights or obligations thereunder without the prior written consent of each Credit Party (and any attempted assignment or transfer by any Loan Party without such consent shall be null and void). Nothing in the Loan Documents, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby and, to the extent expressly contemplated hereby, the Related Parties of each Credit Party) any legal or equitable right, remedy or claim under or by reason of any Loan Document.

          (b) Any Lender may assign to one or more assignees all or a portion of its rights and obligations under the Loan Documents (including all or a portion of its Commitment or all or a portion of its LC Exposure and the Loans at the time owing to it), provided that (i) such Lender shall have obtained the prior written consent of the Administrative Agent and the Issuing Bank, (ii) such Lender shall have obtained the consent of the Borrower (such consent not to be unreasonably withheld or delayed), provided that no such consent of the Borrower shall be required if a Default shall exist or if the assignment is to a Lender or an Affiliate of a Lender, (iii) except in the case of an assignment to a Lender or an Affiliate of a Lender or an assignment of the entire remaining amount of the assigning Lender's Commitment, the amount of the Commitment of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Acceptance with respect to such assignment is delivered to the Administrative Agent) shall not be less than $5,000,000 unless the Administrative Agent otherwise consents, (iv) the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Acceptance together with, unless otherwise agreed by the Administrative Agent, a processing and recordation fee of $3,500, and (v) the assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire. Subject to acceptance and recording thereof pursuant to paragraph
(d) of this Section, from and after the effective date specified in each Assignment and Acceptance, the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Acceptance, have the rights and obligations of a Lender under the Loan Documents, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Acceptance, be released from its obligations under the Loan Documents (and, in the case of an Assignment and Acceptance covering all of the assigning Lender's rights and obligations under the Loan Documents, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 3.5, 3.6, 3.7 and 10.3). Any assignment or transfer by a Lender of rights or obligations under the Loan Documents that does not comply with this paragraph shall be treated for purposes of the Loan Documents as a sale by such Lender of a participation in such rights and obligations in accordance with paragraph (e) of this Section.

          (c) The Administrative Agent, acting for this purpose as an agent of the Loan Parties, shall maintain at one of its offices in New York City a copy of each Assignment and Acceptance delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitment of, and the principal amount of the Loans owing to, each Lender pursuant to the terms hereof from time to time (the "Register"). The entries in the Register shall be conclusive absent clearly demonstrable error, and the Loan Parties and each Credit Party may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by any Loan Party or any Credit Party, at any reasonable time and from time to time upon reasonable prior notice.

               (d) Upon its receipt of a duly completed Assignment and Acceptance executed by an assigning Lender and an assignee, the assignee's completed Administrative Questionnaire (unless the assignee shall already be a Lender hereunder), the processing and recordation fee referred to in paragraph
(b) of this Section and any written consent to such assignment required by paragraph (b) of this Section, the Administrative Agent shall accept such Assignment and Acceptance and record the information contained therein in the Register. No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this paragraph.

               (e) Any Lender may, without the consent of any Loan Party or any Credit Party, sell participations to one or more banks or other entities (each such bank or other entity being called a "Participant") in all or a portion of such Lender's rights and obligations under the Loan Documents (including all or a portion of its Commitment, LC Exposure and outstanding Loans owing to it), provided that (i) such Lender's obligations under the Loan Documents shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Loan Parties and the Credit Parties shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under the Loan Documents. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce the Loan Documents and to approve any amendment, modification or waiver of any provision of any Loan Documents, provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in the first proviso to Section 10.2(b) that affects such Participant. Subject to paragraph (f) of this Section, the Loan Parties agree that each Participant shall be entitled to the benefits of Sections 3.5, 3.6 and 3.7 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 10.8 as though it were a Lender, provided that such Participant agrees to be subject to Section 2.9(c) as though it were a Lender.

               (f) A Participant shall not be entitled to receive any greater payment under Section 3.5 or 3.7 than the Lender that sold the participation to such Participant would have been entitled to receive with respect to interests in the Loan Documents subject to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Loan Parties' prior written consent. A Participant that would be a Foreign Lender if it were a Lender shall not be entitled to the benefits of Section 3.7 unless the Loan Parties are notified of the participation sold to such Participant and such Participant agrees, for the benefit of the Loan Parties, to comply with Section 3.7(e) as though it were a Lender.

               (g) Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under the Loan Documents to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank, and this Section shall not apply to any such pledge or assignment of a security interest, provided that no such pledge or assignment of a security interest shall release a Lender from any of its obligations under the Loan Documents or substitute any such pledgee or assignee for such Lender as a party hereto.

     Section 10.5 Survival

               All covenants, agreements, representations and warranties made by the Loan Parties herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of any Loan Document and the making of any Loan, regardless of any investigation made by any such other party or on its behalf and notwithstanding that any Credit Party may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any LC Disbursement or any fee or any other amount payable under the Loan Documents is outstanding and unpaid or the Letter of Credit is outstanding and so long as the Commitments have not expired or terminated. The provisions of Sections 3.5, 3.6, 3.7, 10.3, 10.9, 10.10 and Article 9 shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment of the Loans and the LC Disbursements, the expiration or termination of the Letter of Credit and the termination of the Commitments or the termination of this Agreement or any provision hereof.

     Section 10.6  Counterparts; Integration

               This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which, when taken together, shall constitute but one contract. This Agreement and any separate letter agreements with respect to fees payable to any Credit Party or the syndication of the credit facilities established hereunder constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof.

     Section 10.7  Severability

               In the event any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

     Section 10.8  Right of Setoff

               If an Event of Default shall have occurred and be continuing, each of the Lenders and their respective Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by applicable law, to setoff and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other obligations at any time owing by it to or for the credit or the account of any Loan Party against any of and all the obligations of such Loan Party now or hereafter existing under this Agreement and the other Loan Documents held by it, irrespective of whether or not it shall have made any demand under this Agreement and although such obligations may be unmatured. The rights of each of the Lenders and their respective Affiliates under this Section are in addition to other rights and remedies (including other rights of setoff) that it may have.

     Section 10.9  Governing Law; Jurisdiction; Consent to Service of Process

               (a) This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

               (b) Each Loan Party hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or the other Loan Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that, to the extent permitted by applicable law, all claims in respect of any such action or proceeding may be heard and determined in such New York State court or, to the extent permitted by applicable law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Administrative Agent or any other Credit Party may otherwise have to bring any action or proceeding relating to this Agreement or the other Loan Documents against any Loan Party, or any of its property, in the courts of any jurisdiction.

               (c) Each Loan Party hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or the other Loan Documents in any court referred to in paragraph (b) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

               (d) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 10.1. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

     Section 10.10  WAIVER OF JURY TRIAL

               EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS TO WHICH IT IS A PARTY BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

     Section 10.11  Headings

               Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

     Section 10.12  Interest Rate Limitation

               Notwithstanding anything herein to the contrary, if at any time the interest rate applicable to any of the Obligations, together with all fees, charges and other amounts that are treated as interest on such Loan under applicable law (collectively the "charges"), shall exceed the maximum lawful rate (the "maximum rate") that may be contracted for, charged, taken, received or reserved by the Lender holding such Obligations in accordance with applicable law, the rate of interest payable in respect of such Obligations hereunder, together with all of the charges payable in respect thereof, shall be limited to the maximum rate and, to the extent lawful, the interest and the charges that would have been payable in respect of such Obligations but were not payable as a result of the operation of this Section shall be cumulated, and the interest and the charges payable to such Lender in respect of other Obligations or periods shall be increased (but not above the maximum rate therefor) until such cumulated amount, together with interest thereon at the Federal Funds Effective Rate to the date of repayment, shall have been received by such Lender.

     Section 10.13  Joint and Several Obligations

          ALL OBLIGATIONS OF THE APPLICANTS UNDER THE LOAN DOCUMENTS ARE AND SHALL BE JOINT AND SEVERAL.

          The obligations of each Applicant under the Loan Documents are absolute, unconditional and irrevocable. Each Applicant acknowledges and agrees that (a) any of the Administrative Agent, the Issuing Bank or the Lenders may, at their option, from time to time, proceed against such Applicant in the first instance to enforce the Loan Documents without first proceeding against, or resorting to any other rights or remedies against, any other Applicant, the Borrower or any other Person; (b) none of Administrative Agent, the Issuing Bank, the Lenders or any other Person has made any representation or warranty to such Applicant with respect to any other Applicant, any Loan Document, or any agreement, instrument or document executed or delivered in connection therewith or any other matter whatsoever; and (c) such Applicant shall be liable hereunder, and such liability shall not be affected or impaired, irrespective of
(i) the collectibility of any of the Obligations, (ii) the preference or priority ranking with respect to any of the Obligations, (iii) the existence, validity, enforceability or perfection of any security interest or collateral security under any Loan Document, or the release, exchange, substitution or loss or impairment of any such security interest or collateral security, (iv) any failure, delay, neglect or omission by the Administrative Agent, the Issuing Bank or any Lender to realize upon or protect any direct or indirect collateral security, indebtedness, liability or obligation, any Loan Document, or any agreement, instrument or document executed or delivered in connection therewith, or any of the Obligations, (v) the existence or exercise of any right of set-off by the Administrative Agent, the Issuing Bank or any Lender, (vi) the existence, validity or enforceability of any guaranty (including the Guaranty) with respect to any of the Obligations, the liability of any other Applicant, the Borrower or any other Person in respect of any of the Obligations, or the release of any other Applicant or any such other Person or any guarantor (including the Borrower) of any of the Obligations, (vii) any act or omission of the Administrative Agent, the Issuing Bank or any Lender in connection with the administration of any Loan Document or any of the Obligations, (viii) the bankruptcy, insolvency, reorganization or receivership of, or any other proceeding for the relief of debtors commenced by or against, any other Applicant, the Borrower or any other Person, (ix) the disaffirmance or rejection, or the purported disaffirmance or purported rejection, of any of the Obligations, any Loan Document, or any agreement, instrument or document executed or delivered in connection therewith, in any bankruptcy, insolvency, reorganization or receivership, or any other proceeding for the relief of debtors, relating to any other Applicant, the Borrower or any other Person, (x) any law, regulation or decree now or hereafter in effect which might in any manner affect any of the terms or provisions of any Loan Document, or any agreement, instrument or document executed or delivered in connection therewith or any of the Obligations, or which might cause or permit to be invoked any alteration in the time, amount, manner or payment or performance of any of any other Applicant's or the Borrower's obligations and liabilities (including the Obligations), (xi) the merger or consolidation of any other Applicant or the Borrower into or with any Person,
(xii) the sale by any other Applicant or the Borrower of all or part of its assets, (xiii) the fact that at any time and from time to time none of the Obligations may be outstanding or owing to the Administrative Agent, the Issuing Bank or any Lender, (xiv) any amendment or modification of, or supplement to, any Loan Document or the Letter of Credit or (xv) any other reason or circumstance which might otherwise constitute a defense available to or a discharge of any other Applicant or the Borrower in respect of its obligations or liabilities (including the Obligations) other than by the performance in full thereof.

     Section 10.14  Appointment of Attorney

          Each Loan Party hereby irrevocably appoints the Borrower as its agent for all purposes under the Loan Documents, including the right to give and receive all notices and to make and receive all requests. Such appointment shall be deemed coupled with an interest. The Credit Parties are hereby unconditionally entitled to rely on any notice, request or other action taken by the Borrower on behalf of one or more of the Loan Parties under the Loan Documents.

                                  ARTICLE 11.

                                   GUARANTY

     Section 11.1   Guaranty

          Each of Assurance and HMO, after the effective date of the Conversion, is an indirect, wholly-owned subsidiary of the Borrower. The Borrower acknowledges that (i) it will derive substantial benefit from the Letter of Credit and (ii) the execution and delivery by the Borrower of this Guaranty and this Agreement is a condition precedent to the effectiveness of this Agreement, and the Credit Parties would not have entered into this Agreement if the Borrower had not executed and delivered this Guaranty and this Agreement.

          The Borrower unconditionally guarantees, as a primary obligor and not merely as a surety, all Obligations of Assurance and HMO (the "Guaranteed Obligations"). The Borrower further agrees that the Guaranteed Obligations may be extended or renewed, in whole or in part, without notice to or further assent from it and that it will remain bound upon its guarantee notwithstanding any extension or renewal of any Guaranteed Obligation.

     Section 11.2   Guarantee of Payment

          The Borrower further agrees that this Guaranty constitutes a guarantee of payment when due and not of collection, and waives any right to require that any resort be had by the Administrative Agent or any other Credit Party to any security held for payment of the Guaranteed Obligations or to any balance of any deposit account or credit on the books of the Administrative Agent or any other Credit Party in favor of any Applicant or any other person.

     Section 11.3   Waiver of Subrogation

          Anything in this Agreement to the contrary notwithstanding, the Borrower expressly waives any and all rights of subrogation, reimbursement, indemnity, exoneration, contribution or any other claim that it may now or hereafter have against any other Loan Party, any other guarantor or any other Person directly or contingently liable for the Guaranteed Obligations, or against or with respect to the property of such other Loan Party, such other guarantor or such other Person, arising from the existence or performance hereof, and, in furtherance, and not in limitation, of the preceding waiver, the Borrower agrees that, in the event that any money or property shall be transferred to any Credit Party by the Borrower pursuant to this Guaranty in reduction of the Guaranteed Obligations, such transfer shall be deemed to be a contribution to the capital of the applicable Loan Party, other guarantor or other Person (in the case of the transfer of property, in an amount equal to the fair market value of the property so transferred) as of the date of such transfer, and any such transfer shall not cause the Borrower to be a creditor of such Loan Party.

     Section 11.4   Obligations Not Waived

          To the fullest extent permitted by applicable law, the Borrower waives presentment to, demand of payment from, and protest to any Loan Party of any of the Guaranteed Obligations, and also waives notice of acceptance of its guarantee and notice of protest for nonpayment. To the fullest extent permitted by applicable law, the obligations of the Borrower under this Guaranty shall not be affected by (i) the failure of the Administrative Agent or any other Credit Party to assert any claim or demand or to enforce or exercise any right or remedy against any other Loan Party under the provisions of this Agreement or any other Loan Document, or otherwise, (ii) any rescission, waiver, amendment or modification of, or any release from, any of the terms or provisions of this or any other Loan Document, or (iii) the failure to perfect any security interest in, or the release of, any of the security held by or on behalf of the Administrative Agent or any other Credit Party.

     Section 11.5   No Discharge or Diminishment of Guaranty

          The obligations of the Borrower under this Guaranty shall not be subject to any reduction, limitation, impairment or termination for any reason (other than the termination of this Guaranty in accordance with Section 11.9), including any claim of waiver, release, surrender, alteration or compromise of any of the Guaranteed Obligations, and shall not be subject to any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of the Guaranteed Obligations or otherwise. Without limiting the generality of the foregoing, the obligations of the Borrower under this Guaranty shall not be discharged or impaired or otherwise affected by the failure of the Administrative Agent or any other Credit Party to assert any claim or demand or to enforce any remedy under this Agreement, any other Loan Document or any other agreement, by any waiver or modification of any provision of any thereof, by any default, failure or delay, willful or otherwise, in the performance of the Guaranteed Obligations, or by any other act or omission that may or might in any manner or to any extent vary the risk of the Borrower or that would otherwise operate as a discharge of the Borrower as a matter of law or equity (other than the termination of this Guaranty in accordance with Section 11.9).

     Section 11.6   Defenses of Applicants Waived

          To the fullest extent permitted by applicable law, the Borrower waives any defense based on or arising out of any defense of any other Loan Party or the unenforceability of the Guaranteed Obligations or any part thereof from any cause, or the cessation from any cause of the liability of any other Loan Party, other than the termination of this Guaranty in accordance with Section 11.9. The Administrative Agent and the other Credit Parties may, at their election, foreclose on any security held by one or more of them by one or more judicial or nonjudicial sales, accept an assignment of any such security in lieu of foreclosure, compromise or adjust any part of the Guaranteed Obligations, make any other accommodation with any other Loan Party or exercise any other right or remedy available to them against any other Loan Party, without affecting or impairing in any way the liability of the Borrower under this Guaranty. Pursuant to applicable law, the Borrower waives any defense arising out of any such election even though such election operates, pursuant to applicable law, to impair or to extinguish any right of reimbursement or subrogation or other right or remedy of the Borrower against any other Loan Party or any security.

     Section 11.7   Agreement to Pay; Subordination

          In furtherance of the foregoing and not in limitation of any other right that the Administrative Agent or any other Credit Party has at law or in equity against the Borrower by virtue hereof, upon the failure of any other Loan Party to pay any Guaranteed Obligation when and as the same shall become due, whether at maturity, by acceleration, after notice of prepayment or otherwise, the Borrower hereby promises to and will forthwith pay, or cause to be paid, to the Administrative Agent or such other Credit Party as designated thereby in cash the amount of such unpaid Guaranteed Obligations. Upon payment by the Borrower of any sums to the Administrative Agent or any Credit Party as provided above, all rights of the Borrower against the applicable Loan Party arising as a result thereof by way of right of subrogation, contribution, reimbursement, indemnity or otherwise shall in all respects be subordinate and junior in right of payment to the prior final and indefeasible payment in full in cash of the Guaranteed Obligations. In addition, any debt of any other Loan Party now or hereafter held by the Borrower is hereby subordinated in right of payment to the prior final and indefeasible payment in full in cash of the Guaranteed Obligations. If any amount shall erroneously be paid to the Borrower on account of (i) such subrogation, contribution, reimbursement, indemnity or similar right or (ii) any such debt of such other Loan Party, such amount shall be held in trust for the benefit of the Credit Parties and shall forthwith be paid to the Administrative Agent to be credited against the payment of the Guaranteed Obligations, whether matured or unmatured, in accordance with the terms of the Loan Documents.

     Section 11.8   Information

          The Borrower assumes all responsibility for being and keeping itself informed of each other Loan Party's financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations and the nature, scope and extent of the risks that the Borrower assumes and incurs under this Guaranty, and agrees that none of the Administrative Agent or the other Credit Parties will have any duty to advise the Borrower of information known to it or any of them regarding such circumstances or risks.

     Section 11.9   Termination of Guaranty

          This Guaranty (i) shall terminate when all the Guaranteed Obligations have been finally and indefeasibly paid in full in cash, the Commitments have been terminated and the Letter of Credit shall have expired or been canceled and returned to the Issuing Bank and (ii) shall continue to be effective or be reinstated, as applicable, if at any time payment of any of the Guaranteed Obligations is rescinded or must otherwise be restored by any Credit Party or the Borrower upon the bankruptcy or reorganization of any Loan Party or otherwise.

                                  ARTICLE 12.

                            TERMINATION OF AGREEMENT

     Section 12.1   Termination of Agreement

          This Agreement (i) shall terminate when all the Obligations have been finally and indefeasibly paid in full in cash, the Commitments have been terminated and the Letter of Credit shall have expired or been canceled and returned to the Issuing Bank and (ii) shall continue to be effective or be reinstated, as applicable, if at any time payment of any of the Obligations is rescinded or must otherwise be restored by any Credit Party or any Loan Party upon the bankruptcy or reorganization of any Loan Party or otherwise.

                                    ARTICLE 13.

                           PRIOR TO THE EFFECTIVE DATE

     Section 13.1   Prior to the Effective Date

          Prior to the Effective Date, the Borrower will furnish to the Administrative Agent and each Lender prompt written notice of any development that could reasonably be expected to materially and adversely affect the consummation of the Conversion Transactions in accordance with the Conversion Transaction Documents.

                                WELLCHOICE, INC.
                          CREDIT AND GUARANTY AGREEMENT


     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.


                                     WELLCHOICE, INC.


                                     By: /s/ John W. Remshard
                                         ----------------------------------
                                     Name:   John W. Remshard
                                     Title:  Senior Vice President and
                                             Chief Financial Officer


                                     EMPIRE HEALTHCHOICE ASSURANCE, INC.


                                     By: /s/ John W. Remshard
                                         ----------------------------------
                                     Name:   John W. Remshard
                                     Title:  Senior Vice President and
                                             Chief Financial Officer


                                     EMPIRE HEALTHCHOICE HMO, INC.


                                     By: /s/ John W. Remshard
                                         ----------------------------------
                                     Name:   John W. Remshard
                                     Title:  Senior Vice President and
                                             Chief Financial Officer

                                WELLCHOICE, INC.
                          CREDIT AND GUARANTY AGREEMENT


                                     THE BANK OF NEW YORK, individually, as
                                     Issuing Bank and as Administrative Agent



                                     By: /s/ Michael Flannery
                                         ---------------------------------
                                     Name:   Michael Flannery
                                     Title:  Managing Director

                                WELLCHOICE, INC.
                          CREDIT AND GUARANTY AGREEMENT


                                     HSBC BANK USA, individually and as
                                     Co-Syndication Agent



                                     By: /s/ Steven Broad
                                         ------------------------------
                                     Name:   Steven Broad
                                     Title:  Vice President

                         WELLCHOICE, INC.
                  CREDIT AND GUARANTY AGREEMENT


                               WACHOVIA BANK, NATIONAL ASSOCIATION.,
                               individually and as Co-Syndication Agent



                               By: /s/ Lance P. Black
                                   --------------------------------
                               Name:   Lance P. Black
                               Title:  Director

                         WELLCHOICE, INC.
                  CREDIT AND GUARANTY AGREEMENT


                                  CREDIT SUISSE FIRST BOSTON, acting through its Cayman Islands Branch


                                  By: /s/ Christopher Lally
                                      ------------------------------
                                  Name:   Christopher Lally
                                  Title:  Vice President


                                  By: /s/ Jennifer A. Pieza
                                      ------------------------------
                                  Name:   Jennifer A. Pieza
                                  Title:  Associate

                                WELLCHOICE, INC.
                          CREDIT AND GUARANTY AGREEMENT



                                     JPMORGAN CHASE BANK


                                     By: /s/ Heather A. Lindstrom
                                         ----------------------------------
                                     Name:   Heather A. Lindstrom
                                     Title:  Vice President

                                  Schedule 2.1

                          List of Revolving Commitments

================================================================================
               Name of Lender                         Revolving Commitment
               --------------                         --------------------

--------------------------------------------------------------------------------
            The Bank of New York                          $ 24,000,000

--------------------------------------------------------------------------------
               HSBC Bank USA                              $ 22,000,000

--------------------------------------------------------------------------------
    Wachovia Bank, National Association                   $ 22,000,000

--------------------------------------------------------------------------------
         Credit Suisse First Boston                       $ 17,000,000

--------------------------------------------------------------------------------
              JP Morgan Chase                             $ 15,000,000

--------------------------------------------------------------------------------
                   TOTAL                                  $100,000,000

================================================================================

                                  Schedule 4.6
                               List of Litigation

1. Consumers Union of U.S., Inc. et al. v. State of New York et al. and Empire HealthChoice, Inc. d/b/a Blue Cross and Blue Shield.

                                  Schedule 4.12
                              List of Subsidiaries

Company                                                   Place of Organization
-------------------------------------------------------------------------------

EHC Benefits Agency, Inc.                                            New York

Empire HealthChoice Assurance, Inc.                                  New York

Empire HealthChoice HMO, Inc.                                        New York

Empire National Account Service Co., Inc.                            New York

WellChoice Holdings of New York, Inc.                                New York

WellChoice Insurance of New Jersey, Inc.                             New Jersey

                                  Schedule 7.1
                          List of Existing Indebtedness

Letter of Credit                   $   607,200

Letter of Credit under
the Existing Letter of Credit
and Guaranty Agreement             $25,000,000

                                  Schedule 7.2
                             List of Existing Liens

None.

                                  Schedule 7.6
                          List of Existing Restrictions

None.

                          WELLCHOICE, INC. - EXHIBIT A

                        FORM OF ASSIGNMENT AND ACCEPTANCE

         Reference is made to the Credit and Guaranty Agreement, dated as of October 17, 2002, by and among WellChoice, Inc. (the "Borrower"), Empire HealthChoice Assurance, Inc. and Empire HealthChoice HMO, Inc., as Applicants, the Lenders party thereto, The Bank of New York, as Issuing Bank, HSBC Bank USA and Wachovia Bank, National Association, as Co-Syndication Agents, and The Bank of New York, as Administrative Agent (as the same may be amended, supplemented or otherwise modified from time to time, the "Credit Agreement"). Capitalized terms used herein that are defined in the Credit Agreement shall have the meanings therein defined.

         The Assignor named below hereby sells and assigns, without recourse, to the Assignee named below, and the Assignee hereby purchases and assumes, without recourse, from the Assignor, effective as of the Assignment Date (as defined below), the interests set forth below (the "Assigned Interest") in the Assignor's rights and obligations under the Credit Agreement, including, without limitation, the interests set forth below in the Commitment of the Assignor on the Assignment Date and the Loans owing to the Assignor that are outstanding on the Assignment Date, together with, in the case of such Commitment, all of the related participations held by the Assignor in respect of the Letter of Credit (including its LC Exposure), but excluding accrued interest and fees to and excluding the Assignment Date. The Assignee hereby acknowledges receipt of a copy of the Credit Agreement. From and after the Assignment Date, (i) the Assignee shall be a party to and be bound by the provisions of the Credit Agreement and, to the extent of the Assigned Interest, have the rights and obligations of a Lender under the Loan Documents and (ii) the Assignor shall, to the extent of the Assigned Interest, relinquish its rights and be released from its obligations under the Loan Documents.

         This Assignment and Acceptance is being delivered to the Administrative Agent, together with (i) if the Assignee is a Foreign Lender, any documentation required to be delivered by the Assignee pursuant to Section 3.7(e) of the Credit Agreement, duly completed and executed by the Assignee, and (ii) if the Assignee is not already a Lender under the Credit Agreement, an Administrative Questionnaire in the form supplied by the Administrative Agent, duly completed by the Assignee. The [Assignee/Assignor]/1/ shall pay the fee payable to the Administrative Agent pursuant to Section 10.4(b) of the Credit Agreement.

         THIS ASSIGNMENT AND ACCEPTANCE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

________________________________
/1/   Delete inapplicable term(s).

Date of Assignment:

Legal Name of Assignor:

Legal Name of Assignee:

Assignee's Address for Notices:

Effective Date of Assignment (the "Assignment Date"):

Commitment Assigned:

Principal Amount of Loans Assigned:

Amount of LC Exposure Assigned:

         The terms set forth above are hereby agreed to:

                                     [Name of Assignor], as Assignor

                                     By:________________________________________
                                     Name:______________________________________
                                     Title:_____________________________________

                                     [Name of Assignee], as Assignee

                                     By: _______________________________________
                                     Name:______________________________________
                                     Title:_____________________________________

         The undersigned hereby consent[s]/2/ to the within assignment:

                                     WELLCHOICE, INC.

                                     By:________________________________________
                                     Name:______________________________________
                                     Title:_____________________________________

                                     THE BANK OF NEW YORK, as Administrative
                                     Agent and as Issuing Bank

                                     By:________________________________________
                                     Name:______________________________________
                                     Title:_____________________________________


_______________________
/2/ Consents to be included to the extent required by Section 10.4(b) of the Credit Agreement.

                                   Exhibit B-1

                   [Letterhead of Weil, Gotshal & Manges LLP]

                             [Closing Date Opinion]



                                October __, 2002



To The Bank of New York, as Administrative
Agent and Issuing Bank, and each of the Lenders party to the Credit and Guaranty
Agreement referred to below

     Re: Credit and Guaranty Agreement, dated as of October __, 2002, by and among WellChoice, Inc., as Borrower and guarantor, Empire HealthChoice Assurance, Inc. and Empire HealthChoice HMO, Inc., as Applicants, the Lenders party thereto, The Bank of New York, as Issuing Bank, HSBC Bank USA and Wachovia Bank, National Association, as Co-Syndication Agents, and The Bank of New York, as Administrative Agent (the "Agreement").


Ladies and Gentlemen:

     We have acted as counsel to WellChoice Inc., a Delaware corporation (the "Company"), in connection with the preparation, execution and delivery of, and the consummation of the transactions contemplated by, the above-referenced Agreement. This opinion is furnished to you pursuant to Section 5.1(c) of the Agreement. Capitalized terms defined in the Agreement and used (but not otherwise defined) herein are used herein as so defined.

     In so acting, we have examined originals or copies (certified or otherwise identified to our satisfaction) of the Agreement and such corporate records, agreements, documents or other instruments, and such certificates or comparable documents of public officials and of officers and representatives of the Company, and have made such inquiries of such officers and representatives, as we have deemed relevant and necessary as a basis for the opinions hereinafter set forth.

     In such examination, we have assumed the genuineness of all signatures, the legal capacity of all natural persons, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified, conformed or photostatic copies and the authenticity of the originals of such latter documents. As to all questions of fact material to these opinions that have not been independently established, we have relied upon certificates or comparable documents of officers and representatives of the Company and upon the representations and warranties of the Company contained in the Agreement. As used herein, "of which we are aware"

October __, 2002
Page 2



means the conscious awareness of facts or other information by any lawyer in our firm actively involved in the transactions contemplated by the Agreement.

     Based on the foregoing, and subject to the qualifications stated herein, we are of the opinion that:

     1. The Company is duly organized, validly existing and in good standing under the laws of the State of Delaware.

     2. The Company has all requisite corporate power and authority to execute and deliver the Agreement and to perform its obligations thereunder. The execution, delivery and performance of the Agreement by the Company has been duly authorized by all necessary corporate action on the part of the Company. The Agreement has been duly and validly executed and delivered by the Company and assuming the due authorization, execution and delivery thereof by the Lenders, the Issuing Bank and the Administrative Agent, the Agreement constitutes the legal, valid and binding obligation of the Company, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally, and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity) and except that no opinion is expressed with respect to Section 2.9(c) of the Agreement.

     3. The execution and delivery by the Company of the Agreement and the performance by the Company of its obligations thereunder will not conflict with, constitute a default under or violate (i) any of the terms, conditions or provisions of the Certificate of Incorporation or by-laws of the Company, (ii) New York, Delaware corporate or federal law or regulation (excluding federal and state securities or blue sky laws, as to which we express no opinion in this paragraph), or (iii) any judgment, writ, injunction, decree, order or ruling of any court or governmental authority binding on the Company of which we are aware.

     The opinion expressed herein is limited to the laws of the State of New York, the corporate laws of the State of Delaware and the federal laws of the United States, and we express no opinion as to the effect on the matters covered by this letter of the laws of any other jurisdiction.

     The opinion expressed herein is rendered solely for your benefit in connection with the transactions described herein. This opinion may not be used or relied upon by any other person, nor may this letter or any copies thereof be furnished to a third party, filed with a governmental agency, quoted, cited or otherwise referred to without

October __, 2002
Page 3


our prior written consent, other than to bank regulatory authorities or permitted assigns (and may be shown to potential assigns) of any Lender.



                                    Very truly yours,

                                   Exhibit B-2

                   [Letterhead of Weil, Gotshal & Manges LLP]
                            [Effective Date Opinion]


                                     [Date]



To The Bank of New York, as Administrative
Agent and Issuing Bank, and each of the Lenders party to the Credit and Guaranty
Agreement referred to below


     Re: Credit and Guaranty Agreement, dated as of October __, 2002, by and among WellChoice, Inc., as Borrower and guarantor, Empire HealthChoice Assurance, Inc. and Empire HealthChoice HMO, Inc., as Applicants, the Lenders party thereto, The Bank of New York, as Issuing Bank, HSBC Bank USA and Wachovia Bank, National Association, as Co-Syndication Agents, and The Bank of New York, as Administrative Agent (the "Agreement").


Ladies and Gentlemen:

     We have acted as counsel to WellChoice Inc., a Delaware corporation, as Borrower and guarantor (the "Borrower"), Empire HealthChoice Assurance, Inc., a New York corporation and Empire HealthChoice HMO, Inc., a New York corporation (the "Applicants" and together with the Borrower, collectively, the "Loan Parties" and each a "Loan Party"), in connection with the preparation, execution and delivery of, and the consummation of the transactions contemplated by, the above-referenced Agreement. This opinion is furnished to you pursuant to Section 5.2(b) of the Agreement. Capitalized terms defined in the Agreement and used (but not otherwise defined) herein are used herein as so defined.

     In so acting, we have examined originals or copies (certified or otherwise identified to our satisfaction) of the Agreement and such corporate records, agreements, documents or other instruments, and such certificates or comparable documents of public officials and of officers and representatives of the Loan Parties, and have made such inquiries of such officers and representatives, as we have deemed relevant and necessary as a basis for the opinions hereinafter set forth.

     In such examination, we have assumed the genuineness of all signatures, the legal capacity of all natural persons, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified, conformed or photostatic copies and the authenticity of the originals of such latter documents. As to all questions of fact material to these opinions that have not been independently established, we have relied upon certificates or comparable documents of officers and representatives of the Loan Parties and upon the representations and

[Date]
Page 2


warranties of the Loan Parties contained in the Agreement. As used herein, "to our knowledge" and "of which we are aware" mean the conscious awareness of facts or other information by any lawyer in our firm actively involved in the transactions contemplated by the Agreement.

     Based on the foregoing, and subject to the qualifications stated herein, we are of the opinion that:

     1. The Borrower is duly organized, validly existing and in good standing under the laws of the State of Delaware, has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now being conducted. The Borrower is duly qualified to transact business and is in good standing as a foreign corporation in the State of New York.

     2. Each Applicant, EHC Benefits Agency, Inc., WellChoice Holdings of New York, Inc., and Empire National Account Service Co., Inc. is a corporation validly existing and in good standing under the laws of the State of New York and has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now being conducted.

     3. Each Loan Party has all requisite corporate power and authority to execute and deliver the Agreement and the Notes (collectively, the "Loan Documents") and to perform its obligations thereunder, to the extent it is a party thereto. The execution, delivery and performance of the Loan Documents by each Loan Party party thereto has been duly authorized by all necessary corporate action on the part of such Loan Party. The Loan Documents have been duly and validly executed and delivered by each Loan Party party thereto, and assuming the due authorization, execution and delivery thereof by the Lenders, the Issuing Bank and the Administrative Agent, constitute the legal, valid and binding obligation of each Loan Party party thereto, enforceable against each in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally, and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity) and except that no opinion is expressed with respect to Section 2.9(c) of the Agreement.

     4. The execution and delivery by the Loan Parties of the Loan Documents, and the performance by the Loan Parties of their obligations thereunder will not conflict with, constitute a default under or violate (i) any of the terms, conditions or provisions of the Certificate of Incorporation or by-laws of the Loan Parties, (ii) any of the terms, conditions or provisions of any material document, agreement or other instrument to which any Loan Party is a party or by which it is bound of which we are aware, (iii) New York, Delaware corporate or federal law or regulation (excluding federal and state securities or blue sky laws, as to which we express no opinion in this paragraph), or (iv) any judgment, writ, injunction, decree, order or ruling of any court or governmental authority binding on any Loan Party of which we are aware.

     5. Except as set forth in Schedule I attached hereto, to our knowledge, there is no litigation, proceeding or governmental investigation pending or overtly threatened against the Loan Parties that relates to any of the transactions contemplated by the Agreement.

     To our knowledge, no injunction or temporary restraining order that could potentially stop or delay the Conversion Transactions has been filed in the litigation listed in Schedule I attached hereto.

     6. Each Loan Party is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or a "holding company" or a "subsidiary company" of a "holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended.

     7. The entering of the Agreement and the use of the proceeds in accordance with the provisions of and contemplated by the Agreement, does not violate or conflict with Regulation T, U or X of the Board of Governors of the Federal Reserve System.

     The opinion expressed herein is limited to the laws of the State of New York, the corporate laws of the State of Delaware and the federal laws of the United States, and we express no opinion as to the effect on the matters covered by this letter of the laws of any other jurisdiction.

     The opinion expressed herein is rendered solely for your benefit in connection with the transactions described herein. This opinion may not be used or relied upon by any other person, nor may this letter or any copies thereof be furnished to a third party, filed with a governmental agency, quoted, cited or otherwise referred to without our prior written consent, other than to bank regulatory authorities or permitted assigns (and may be shown to potential assigns) of any Lender.


                                               Very truly yours,

                                   SCHEDULE I

     1. Consumers Union of U.S., Inc. et al. v. State of New York et al. and Empire HealthChoice, Inc. d/b/a Blue Cross and Blue Shield.

                          WELLCHOICE, INC. - EXHIBIT C

                            FORM OF BORROWING REQUEST

                                     [Date]

The Bank of New York, as Administrative Agent
One Wall Street
New York, New York 10286
Attention:     Susan Baratta
               Agency Function Administration

The Bank of New York, as Administrative Agent
One Wall Street
New York, New York 10286
Attention:     Patrick Vatel

               Reference is made to the Credit and Guaranty Agreement, dated as of October 17, 2002, by and among WellChoice, Inc. (the "Borrower"), Empire HealthChoice Assurance, Inc. and Empire HealthChoice HMO, Inc., as Applicants, the Lenders party thereto, The Bank of New York, as Issuing Bank, HSBC Bank USA and Wachovia Bank, National Association, as Co-Syndication Agents, and The Bank of New York, as Administrative Agent (as the same may be amended, supplemented or otherwise modified from time to time, the "Credit Agreement"). Capitalized terms used herein that are defined in the Credit Agreement shall have the meanings therein defined.

               1. Pursuant to Section 2.3(a) of the Credit Agreement, the Borrower hereby gives notice of its intention to borrow Loans in an aggregate principal amount of $_______ on _______, 200_, which Borrowing(s) shall consist of the following Types:

   ==========================================================================
     Type of Borrowing (ABR                            Interest Period for
         or Eurodollar)              Amount            Eurodollar Advances
         ------------                ------            -------------------
   --------------------------------------------------------------------------

   --------------------------------------------------------------------------

   --------------------------------------------------------------------------

   --------------------------------------------------------------------------

   ==========================================================================

               2. The location and number of the Borrower's account to which funds are to be disbursed is as follows: [Insert Wire Instructions]

               3. The Borrower hereby certifies that (a) the representations and warranties of the Loan Parties set forth in the Loan Documents shall be true and correct on and as of the date of such Borrowing(s) and (b) at the time of and immediately after giving effect to such Borrowing(s), no Default shall have occurred and be continuing.

IN WITNESS WHEREOF, the Borrower has caused this Borrowing Request to be duly executed by its authorized officer(s) as of the day and year first written above.

                                                WELLCHOICE, INC.


                                                By:_____________________________
                                                Name:___________________________
                                                Title:__________________________

                          WELLCHOICE, INC. - EXHIBIT D

                                  FORM OF NOTE

         FOR VALUE RECEIVED, the undersigned, WellChoice, Inc., a Delaware corporation (the "Borrower"), hereby promises to pay to the order of ________________ (the "Lender") the unpaid principal amount of the Loans made by the Lender to the Borrower, in the amounts and at the times set forth in the Credit and Guaranty Agreement, dated as of October 17, 2002, by and among the Borrower, Empire HealthChoice Assurance, Inc. and Empire HealthChoice HMO, Inc., as Applicants, the Lenders party thereto, The Bank of New York, as Issuing Bank, HSBC Bank USA and Wachovia Bank, National Association, as Co-Syndication Agents, and The Bank of New York, as Administrative Agent (as the same may be amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), and to pay interest from the date hereof on the principal balance of such Loans from time to time outstanding at the rate or rates and at the times set forth in the Credit Agreement, in each case at the office of the Administrative Agent located at One Wall Street, New York, New York, or at such other place as the Administrative Agent may specify from time to time, in lawful money of the United States in immediately available funds. Terms not otherwise defined herein but defined in the Credit Agreement are used herein with the same meanings.

         The Loans evidenced by this Note are prepayable in the amounts, and under the circumstances, and their respective maturities are subject to acceleration upon the terms, set forth in the Credit Agreement. This Note is subject to, and should be construed in accordance with, the provisions of the Credit Agreement and is entitled to the benefits and security set forth in the Loan Documents.

         The Lender is hereby authorized to record on the Schedule annexed hereto, and any continuation sheets which the Lender may attach hereto, (i) the date of each Loan made by the Lender to the Borrower, (ii) the Type and amount thereof, (iii) the interest rate (without regard to the Applicable Margin) and Interest Period applicable to each Eurodollar Loan and (iv) the date and amount of each conversion of, and each payment or prepayment of the principal of, any such Loan. The entries made on such Schedule shall be prima facie evidence of the existence and amounts of the obligations recorded thereon, provided that the failure to so record or any error therein shall not in any manner affect the obligation of the Borrower to repay the Loans in accordance with the terms of the Credit Agreement.

         Except as specifically otherwise provided in the Credit Agreement, the Borrower hereby waives presentment, demand, notice of dishonor, protest, notice of protest and all other demands, protests and notices in connection with the execution, delivery, performance, collection and enforcement of this Note.

         Whenever in this Note either party hereto is referred to, such reference shall be deemed to include the successors and assigns of such party. The Borrower shall not have the right to assign its rights or obligations hereunder or any interest herein (and any such attempted assignment shall be void), except as expressly permitted by the Loan Documents. No failure or delay of the Lender in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. Neither this Note nor any provision hereof may be waived, amended or modified, nor shall any departure therefrom be consented to, except pursuant to a written agreement entered into between the Borrower and the Lender with respect to which such waiver, amendment, modification or consent is to apply, subject to any consent required in accordance with Section 10.2 of the Credit Agreement.

         THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         All communications and notices hereunder shall be in writing and given as provided in Section 10.1 of the Credit Agreement.

         The Borrower hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Note or the other Loan Documents, or for recognition or enforcement of any judgment, and the Borrower hereby irrevocably and unconditionally agrees that, to the extent permitted by applicable law, all claims in respect of any such action or proceeding may be heard and determined in such New York State court or, to the extent permitted by applicable law, in such Federal court. The Borrower agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Note shall affect any right that the Lender or Administrative Agent may otherwise have to bring any action or proceeding relating to this Note or the other Loan Documents against the Borrower, or any of its property, in the courts of any jurisdiction.

         The Borrower hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Note or the other Loan Documents in any court referred to in the preceding paragraph hereof. The Borrower hereby irrevocably waives, to the fullest extent permitted by applicable law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

         The Borrower irrevocably consents to service of process in the manner provided for notices herein. Nothing herein will affect the right of the Lender or the Administrative Agent to serve process in any other manner permitted by law.

         THE BORROWER, AND BY ACCEPTING THIS NOTE, THE LENDER, EACH HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE. THE BORROWER (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF THE LENDER HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH LENDER WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT SUCH LENDER HAS BEEN INDUCED TO ACCEPT THIS NOTE AND ENTER INTO THE LOAN DOCUMENTS TO WHICH IT IS A PARTY BY, AMONG OTHER THINGS, THE WAIVERS AND CERTIFICATIONS IN THIS PARAGRAPH.

                                       WELLCHOICE, INC.


                                       By:______________________________________
                                       Name:____________________________________
                                       Title:___________________________________

                                SCHEDULE TO NOTE

===========================================================================================
                                       Amount of
                                       ---------
                                       principal                     Interest
                                       ---------                     --------
                                       converted,   Interest Rate   Period for
                                       ---------    -------------   ----------
                            Amount of   paid or    on Eurodollar   Eurodollar   Notation
                            ---------   -------    -------------   ----------   --------
    Date   Type of Loan        Loan     prepaid        Loans          Loans      Made By
    ----   ------------        ----     -------        -----          -----      -------
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------

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-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------

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-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------

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-------------------------------------------------------------------------------------------

===========================================================================================

                          WELLCHOICE, INC. - EXHIBIT E

                         FORM OF COMPLIANCE CERTIFICATE

         I, ______________, do hereby certify that I am the __________ of WellChoice, Inc. (the "Borrower"), and that, as such, I am duly authorized to execute and deliver this Compliance Certificate on the Borrower's behalf pursuant to Section 6.1(i) of the Credit and Guaranty Agreement, dated as of October 17, 2002, by and among the Borrower, Empire HealthChoice Assurance, Inc. and Empire HealthChoice HMO, Inc., as Applicants, the Lenders party thereto, The Bank of New York, as Issuing Bank, HSBC Bank USA and Wachovia Bank, National Association, as Co-Syndication Agents, and The Bank of New York, as Administrative Agent (as the same may be amended, supplemented or otherwise modified from time to time, the "Credit Agreement"). Capitalized terms used herein that are defined in the Credit Agreement shall have the meanings therein defined.

         I hereby certify that:

               1. Attached are the financial statements of the Loan Parties for the fiscal [quarter/year] ended _____________ required to be delivered pursuant to Section 6.1 of the Credit Agreement.

               2. To the best of my knowledge, all financial statements delivered herewith have been prepared in accordance with, as applicable, GAAP or SAP. There have been no material changes in the application, as applicable, of GAAP or SAP since the date of the audited financial statements referred to in
Section 4.4(a) of the Credit Agreement[, except as follows:/1/]

               3. There exists no violation of any covenant or agreement contained in any Loan Document, and no condition or event has occurred which would constitute a Default or Event of Default[, except as follows:/2/]

               4. As of the fiscal [quarter/year] ended _________, the actual Surplus maintained by each Loan Party, to the extent such Loan Party is required to do so by applicable law, and the Surplus required by applicable law for such Loan Party is:


               =================================================================
                        Loan Party                  Actual Surplus    Required
                                                                       Surplus

               -----------------------------------------------------------------
                WellChoice, Inc.
               -----------------------------------------------------------------
                Empire HealthChoice Assurance, Inc.
               -----------------------------------------------------------------
                Empire HealthChoice HMO, Inc.
               =================================================================

               5. As of the fiscal [quarter/year] ended _________, the actual Risk Based Capital maintained by each Loan Party, and the Company Action Level, if any, required by the NAIC for such entity are:


---------------
/1/ Specify all such changes, and the effect of each such change on the financial statements accompanying this Compliance Certificate.
/2/ Specify all such violations, conditions and events, the nature and status thereof and any action taken or proposed to be taken with respect thereto.

               =================================================================
                                 Loan Party         Risk Based     Required
                                                     Capital        Company
                                                                  Action Level

               -----------------------------------------------------------------
                WellChoice, Inc.
               -----------------------------------------------------------------
                Empire HealthChoice Assurance, Inc.
               -----------------------------------------------------------------
                Empire HealthChoice HMO, Inc.
               =================================================================


               6. As of the date hereof, the Financial Strength Rating, if any, of each of the Applicants is:


               =================================================================
                            Applicant                       Financial
                                                         Strength Rating

               -----------------------------------------------------------------
                Empire HealthChoice Assurance, Inc.
               -----------------------------------------------------------------
                Empire HealthChoice HMO, Inc.
               =================================================================


               7. As of the date hereof, the Capitalization Percentage Ratio of the Borrower is:

               =================================================================
                                Loan Party       Actual            Required
                                             Capitalization     Capitalization
                                            Percentage Ratio   Percentage Ratio

               -----------------------------------------------------------------
                WellChoice, Inc.
               =================================================================


               8. As of the date hereof, the Fixed Charge Coverage Ratio of the Borrower is:

               =================================================================
                                 Loan Party     Actual Fixed   Required Fixed
                                              Charge Coverage Charge Coverage
                                                   Ratio           Ratio

               -----------------------------------------------------------------
                WellChoice, Inc.
               =================================================================

               9. Attached are true and correct calculations (in form and substance satisfactory to the Administrative Agent) showing compliance with
Section 6.12(d) (Capitalization Percentage Ratio) and (e) (Fixed Charge Coverage Ratio) of the Credit Agreement.

         IN WITNESS WHEREOF, I have executed this Compliance Certificate on this ___ day of ________, 200_.



                                          ______________________________________

                                      -3-